                                                               Exhibit 10.6




AWARD/CONTRACT

1.       THIS CONTRACT IS A RATED ORDER
         UNDER DPAS (15 CFR 700)

RATING
         DOA4

PAGE OF  PAGES
         1

2.       CONTRACT (Proc. Inst. Ident.) NO.

         DAAE07-97-C-X028

3.       EFFECTIVE DATE

         17 JAN 1997

4.       REQUISITION/PURCHASE REQUEST/PROJECT NO.

5.       ISSUED BY                                              CODE  W56HZV

         TACOM
         AMSTA-AQ-MDD                       /WPN SYS: N5
         TONI SPALDING                      /810-574-7187
         WARREN, MICHIGAN  48397-5000

6.       ADMINISTERED BY (If other than Item 6)                 CODE  S3605A

         DCMC DAYTON
         BUILDING 30,
         1725 VAN PATTON AVENUE
         WRIGHT PATTERSON AFB, OH  45433

         SCD  B       PAS        NONE      ADP PT       SC1010

7.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                            J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                            FACILITY CODE

8.       DELIVERY
                  FOB ORIGIN      X  OTHER (See Below)          SEE SCHEDULE

9.       DISCOUNT FOR PROMPT PAYMENT

10.      SUBMIT INVOICES
         (4 copies unless otherwise specified)                  ITEM
         TO THE ADDRESS SHOWN IN                                12

11.      SHIP TO/MARK FOR                                       CODE

                  SEE SCHEDULE

12.      PAYMENT WILL BE MADE BY                       CODE     SC1018

         DFAS-COLUMBUS CENTER
         DFAS-C0/NEW DOMINION DIVISION
         PO BOX 182041
         COLUMBUS  OH   43218-2041

13.      AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:

         X  10 U.S.C. 2304(c)(1)            41 U.S.C. 253(c)(    )

14.      ACCOUNTING AND APPROPRIATION DATA

                  SEE SECTION G OF THE SCHEDULE

15.A.    ITEM NO.

         1

15B.     SUPPLIES/SERVICES

         CONTRACT TYPE:  COST-PLUS FIXED FEE

15C.     QUANTITY

15D.     UNIT

15E.     UNIT PRICE

15F.     AMOUNT

15G.     TOTAL AMOUNT OF CONTRACT                             $2,509,000.00

16.      TABLE OF CONTENTS

(X)      SEC      DESCRIPTION                                 PAGE(S)

             PART I- THE SCHEDULE

X        A        SOLICITATION/CONTRACT FORM                  1
X        B        SUPPLIES OR SERVICES AND PRICES/COSTS       4
X        C        DESCRIPTION/SPECS./WORK STATEMENT           4
X        D        PACKAGING AND MARKING                       13
X        E        INSPECTION AND ACCEPTANCE                   4
X        F        DELIVERIES OR PERFORMANCE                   4
X        G        CONTRACT ADMINISTRATION DATA                17
X        H        SPECIAL CONTRACT REQUIREMENTS               18

(X)      SEC      DESCRIPTION                                 PAGE(S)

             PART II - CONTRACT CLAUSES

X        I        CONTRACT CLAUSES                            25

             PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.

         J        LIST OF ATTACHMENTS

             PART IV - REPRESENTATIONS AND INSTRUCTIONS

         K        REPRESENTATIONS, CERTIFICATIONS AND
                  OTHER STATEMENTS OF OFFERORS
         L        INSTRS., CONDS., AND NOTICES TO OFFERORS
         M        EVALUATION FACTORS FOR AWARD

          CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.      X        CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 01 copies to issuing office.)
                  Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ________________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A.     NAME AND TITLE OF SIGNER (Type or print)

         MJ Lennon,
         President OHEAC

19B.     NAME OF CONTRACTOR

         BY /s/ MJ Lennon
           --------------------
         (Signature of person authorized to sign)

19C.     DATE SIGNED

20A.     NAME OF CONTRACTING OFFICER

         JEFFREY P. HARBOUR
         Contracting Officer

20B.     UNITED STATES OF AMERICA

         BY /s/ Jeffrey P. Harbour
           ----------------------
         (Signature of Contracting Officer)

20C.     DATE SIGNED

         17 JAN 1997

AWARD/CONTRACT

1.       THIS CONTRACT IS A RATED ORDER
         UNDER DPAS (15 CFR 700)

RATING
         DOA4

PAGE OF  PAGES
         1

2.       CONTRACT (Proc. Inst. Ident.) NO.

         DAAE07-97-C-X028

3.       EFFECTIVE DATE

4.       REQUISITION/PURCHASE REQUEST/PROJECT NO.

5.       ISSUED BY                                              CODE  W56HZV

         TACOM
         AMSTA-AQ-MDD                       /WPN SYS: N5
         TONI SPALDING                      /810-574-7187
         WARREN, MICHIGAN  48397-5000

6.       ADMINISTERED BY (If other than Item 6)                 CODE  S3605A

         DCMC DAYTON
         BUILDING 30,
         1725 VAN PATTON AVENUE
         WRIGHT PATTERSON AFB, OH  45433

         SCD  B       PAS        NONE      ADP PT       SC1012

7.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                            FACILITY CODE

8.       DELIVERY
                  FOB ORIGIN           X    OTHER (See Below)   SEE SCHEDULE

9.       DISCOUNT FOR PROMPT PAYMENT

10.      SUBMIT INVOICES
         (4 copies unless otherwise specified)                  ITEM
         TO THE ADDRESS SHOWN IN                                12

11.      SHIP TO/MARK FOR                                       CODE

                  SEE SCHEDULE

12.      PAYMENT WILL BE MADE BY                       CODE     SC1018

         DFAS-COLUMBUS CENTER
         DFAS-C0/NEW DOMINION DIVISION
         PO BOX 182041
         COLUMBUS  OH   43218-2041

13.      AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:

         X  10 U.S.C. 2304(c)(1)            41 U.S.C. 253(c)(    )

14.      ACCOUNTING AND APPROPRIATION DATA

                  SEE SECTION G OF THE SCHEDULE

15.A.    ITEM NO.

15B.     SUPPLIES/SERVICES

         CONTRACT TYPE:  COST-PLUS FIXED FEE

15C.     QUANTITY

15D.     UNIT

15E.     UNIT PRICE

15F.     AMOUNT

15G.     TOTAL AMOUNT OF CONTRACT                             $2,509,000.00

16.      TABLE OF CONTENTS

(X)      SEC      DESCRIPTION                                 PAGE(S)

             PART I- THE SCHEDULE

X        A        SOLICITATION/CONTRACT FORM                  1
X        B        SUPPLIES OR SERVICES AND PRICES/COSTS       4
X        C        DESCRIPTION/SPECS./WORK STATEMENT           4
X        D        PACKAGING AND MARKING                       13
X        E        INSPECTION AND ACCEPTANCE                   4
X        F        DELIVERIES OR PERFORMANCE                   4
X        G        CONTRACT ADMINISTRATION DATA                17
X        H        SPECIAL CONTRACT REQUIREMENTS               18

(X)      SEC      DESCRIPTION                                 PAGE(S)

             PART II - CONTRACT CLAUSES

X        I        CONTRACT CLAUSES                            25

             PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.

         J        LIST OF ATTACHMENTS

             PART IV - REPRESENTATIONS AND INSTRUCTIONS

         K        REPRESENTATIONS, CERTIFICATIONS AND
                  OTHER STATEMENTS OF OFFERORS
         L        INSTRS., CONDS., AND NOTICES TO OFFERORS
         M        EVALUATION FACTORS FOR AWARD

          CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.      X        CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 01 copies to issuing office.)
                  Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ________________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A.     NAME AND TITLE OF SIGNER (Type or print)

19B.     NAME OF CONTRACTOR

         BY /s/
           ---------------------------
         (Signature of person authorized to sign)

19C.     DATE SIGNED

20A.     NAME OF CONTRACTING OFFICER

20B.     UNITED STATES OF AMERICA

         BY /s/
           ---------------------------
         (Signature of Contracting Officer)

20C.     DATE SIGNED

CONTINUATION SHEET       Reference No. of Document Being Continued         Page
                         DAAE07-97-C-X028                                   2

Name of Offeror or Contractor               O GARA-HESS & EISENHARDT ARMORING


SECTION A - SUPPLEMENTAL INFORMATION
---------

A-1      EXECUTIVE SUMMARY - COST-TYPE SOLICITATION
         TACOM                                                  (NOV. 1996)

         (1)      Background and Description of Acquisition:
                  -----------------------------------------

                  HMMWV Family of Vehicles (FOV) Systems Technical Support
(STS), detailed in Section C, Scope of Work.

         (2)      Notice Regarding Fill-ins:
                  -------------------------

         Please note that this solicitation contains several clauses and provisions in Sections B, E, K, and L which require you to complete a fill-in or representation. If you don't complete these fill-ins, your offer may be determined ineligible for award. So please be careful to read and complete each such clause and provision.

              NOTICE REGARDING PROCUREMENT INTEGRITY CERTIFICATION:
              ------ --------- ----------- --------- -------------

      PLEASE NOTE IN PARTICULAR THE NOTICE REGARDING PROCUREMENT INTEGRITY
                           CERTIFICATION IN SECTION K.

         THE SIGNED CERTIFICATE SHALL BE SUBMITTED BY THE SUCCESSFUL OFFEROR WITHIN THE TIME PERIOD SET BY THE CONTRACTING OFFICER. IF YOU ARE ASKED TO SUBMIT A SIGNED CERTIFICATE AND FAIL TO DO SO WITHIN THE SPECIFIED PERIOD, YOUR OFFER SHALL BE REJECTED.

                           NOTICE REGARDING CAGE CODE:
                           ------ --------- ---- ----

         DFARS provision 252.204-7001 requires you to include your Commercial and Government Entity (CAGE) code in Block 15A on page One (1) of this solicitation, along with your name and address. If it will not fit in the space provided in Block 15A please insert it here: ________________________.

         (3)      Other Key Features or Requirements of This Solicitation:
                  ----- --- -------- -- ------------ -- ---- ------------

                  (a)      Required Copies in Response to This Solicitation:
                           -------- ------ -- -------- -- ---- ------------

                  To be considered for award, you must return one signed original of your offer, completed and properly executed, by the time and date shown in Block 9 of the Standard Form 33 (SF33).

                  (b)      Notice Regarding Handcarried Offers:
                           ------ --------- ----------- ------

                  In addition, please be sure to follow the instructions in the provision entitled HANDCARRIED OFFERS-INCLUDING OFFERS DELIVERED BY EXPRESS DELIVERY SERVICES (NON-U.S. POSTAL SERVICE MAIL) in Section L. Offers MUST identify this solicitation number on the face of the mailing or delivery wrapper, and MUST be addressed to Bid Opening (AMSTA-AQ-DSAB), NOT to the Buyer.

                  (c)      Notice of 9-Digit Zip Code:
                           ------ -- ------- --- ----

                  Please note that the TACOM Bid Opening Office has been assigned a special 9-digit ZIP code of 48397-0001. This 9-digit ZIP code applies ONLY for correspondence and bids/offers addressed to Bid Opening (Block 8 of SF33). Correspondence addressed to any other office at TACOM should cite TACOM's regular 9-digit ZIP code of 48397-5000.

                  (d)      Required Notification to Subcontractors:
                           -------- ------------ -- --------------

                  If awarded the contract, you should advise all potential suppliers and subcontractors of the DO/DX Rating assigned to ________ resulting from your subcontracts. The Rating can be found next to Block 1 on the first line of the SF33.

                  (e)      Acknowledgment of Amendments:
                           -------------- -- ----------

                  Please acknowledge any amendments to this solicitation in the space provided in Block 14 of the SF33. Include the number and date of each amendment. Acknowledgment of all amendments received is important because failure to do so may make your offer ineligible for award.

                  (f)      Question/Problem Resolution:
                           ---------------- -----------

                  Questions regarding this solicitation should be directed to the buyer identified in Block 10 of the SF33.

CONTINUATION SHEET         Reference No. of Document Being Continued        Page
                           DAAE07-97-C-X028                                  3

Name of Offeror or Contractor               O GARA-HESS & EISENHARDT ARMORING


         (4)      Inconsistencies Between the Executive Summary and the
                  --------------- ------- --- --------- ------- --- ---
                  Solicitation:
                  ------------

         This executive summary has been prepared as an aid to you, the potential offeror. We have made every attempt to accurately reflect the requirements and information contained in the balance of this solicitation. However, if you find any inconsistency between this executive summary and the solicitation, please contact the buyer identified in Block 10 of the SF33.
                                        (End of clause)


A-2
Notice that Contract Data Requirements (DD 1423) are attached.

Notice that Data Item Descriptions (DD 1664) are attached.

Notice that instructions for Data Item Sheets are attached.
                                         (End of narrative A001)


A-3
In accordance with contract negotiation resolution, reimbursement for JTR and MI&E expenses are on a cost only bias. Roll-up and G&A, per the Contractor, are not charged to this line and are therefore unallowable.
                                          (End of narrative A002)

CONTINUATION SHEET          Reference No. of Document Being Continued      Page
                            DAAE07-97-C-X028                             4 of 30

Name of Offeror or Contractor      O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES   QUANTITY   UNIT   UNIT PRICE   AMOUNT

                                 -NOTICE-
                     EXCEPT FOR NOTES AND GENERAL
                     INFORMATION RELATING TO THE SCHEDULE,
                     SECTIONS B, C, D, E & F ARE
                     CONSTRUCTED AT CONTRACT LINE ITEM
                     LEVEL.

0001

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     SECURITY CLASS:  UNCLASSIFIED

                     HMMWV ARMORED VEHICLE STS
                            (End of narrative B001)


0001AA               SERVICES LINE ITEM
                     PRON:  JZ52M431JZ      ACRN:  AA
                          NON MILSTRIP
                     AMS CD:  51103446

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     SECURITY CLASS:  UNCLASSIFIED

                     SECTION C - Description/Specs./Work
                     Statement

                     Basic STS HMMWV Effort                 Estimated Cost:            $2,307,750.00
                     25,000 Manhours                        Fixed Fee:                 $  201,250.00
                     January 1997 - December 1997           Total:                     $2,509,000.00
                             (End of narrative C0001)

                     SECTION E - Inspection and Acceptance
                     INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                     SECTION F - Deliveries or Performance

                     DLVR SCH      PERF COMPL
                      REL CD           DT          QUANTITY
                     --------      ----------      --------
                      001           97DEC30            0
                                                 $2509000.00

CONTINUATION SHEET           Reference No. of Document Being Continued     Page
                             DAAE07-97-C-X028                                5

Name of Offeror or Contractor     O GARA-HESS & EISENHARDT ARMORING



ITEM NO              SUPPLIES/SERVICES                    QUANTITY        UNIT     UNIT PRICE        AMOUNT


0001AB               SERVICE OPTION

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     SECURITY CLASS:  UNCLASSIFIED

                     SECTION C - Description/Specs./Work
                     Statement

                     1st Year                                                       Estimated Cost:    $2,365,500.00
                     25,000 Manhours                                                Fixed Fee:         $  206,500.00
                     January 1997 - December 1998                                   Total:             $2,572,000.00
                             (End of narrative C001)

                     SECTION E - Inspection and Acceptance
                     INSPECTION: DESTINATION ACCEPTANCE: DESTINATION

                     SECTION F - Deliveries or Performance

                     DLVR SCH      PERF COMPL
                      REL CD           DT          QUANTITY
                      001           98DEC30            0
                                                 $      0.00

CONTINUATION SHEET            Reference No. of Document Being Continued    Page
                              DAAE07-97-C-X028                             6

Name of Offeror or Contractor     O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                         QUANTITY         UNIT   UNIT PRICE           AMOUNT


0001AC               SERVICE OPTION

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     SECURITY CLASS:  UNCLASSIFIED

                     SECTION C - Description/Specs./Work
                     Statement

                     2nd Year                                                          Estimated Cost:      $2,425,500.00
                     25,000 Manhours                                                   Fixed Fee:           $  211,750.00
                     January 1998 - December 1999                                      Total:               $2,637,250.00
                             (End of narrative C001)

                     SECTION E - Inspection and Acceptance
                     INSPECTION: ORIGIN    ACCEPTANCE: ORIGIN

                     SECTION F - Deliveries or Performance

                     DLVR SCH      PERF COMPL
                      REL CD           DT          QUANTITY
                     --------      ----------      --------
                      001           99DEC30            0
                                                 $      0.00

CONTINUATION SHEET             Reference No. of Document Being Continued   Page
                               DAAE07-97-C-X028                             7

Name of Offeror or Contractor     O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                         QUANTITY         UNIT     UNIT PRICE          AMOUNT

0001AD               SERVICE OPTION

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     SECURITY CLASS:  UNCLASSIFIED

                     SECTION C - Description/Specs./Work
                     Statement

                     3rd Year                                                            Estimated Cost:     $1,983,400.00
                     20,000 Manhours                                                     Fixed Fee:          $  170,400.00
                     January 1999 - December 2000                                        Total:              $2,153,800.00
                             (End of narrative C001)

                     SECTION E - Inspection and Acceptance
                     INSPECTION: ORIGIN    ACCEPTANCE: ORIGIN

                     SECTION F - Deliveries or Performance

                     DLVR SCH      PERF COMPL
                      REL CD           DT          QUANTITY
                     --------      ----------      --------
                      001           00DEC29            0
                                                 $      0.00

CONTINUATION SHEET           Reference No. of Document Being Continued     Page
                             DAAE07-96-C-X196                                8

Name of Offeror or Contractor     O GARA-HESS & EISENHARDT ARMORING


SECTION C - SCOPE OF WORK
---------

C-1      SCOPE/BACKGROUND/GENERAL:

                  The contractor, as an independent Contractor and not as an agent of the Government, for the period set forth in Section B of this contract, shall furnish the supplies and services necessary to accomplish the engineering and related technical support functions for the Up-Armored Heavy HMMWV series vehicles. The engineering and related technical support functions will also apply to product improvements. The supplies and services shall be in accordance with the requirements set forth herein.

C-1.1    PERFORMANCE:

                  All work conducted under this contract shall be performed only as directed by the Contracting Officer's Technical Representative
         (COTR). At the time of award the COTR shall issue project requests, estimated not to exceed 25,000 hours, which will contain a description of the specific work tasks to be accomplished. Upon receipt of the request, the Contractor shall determine if the request will require more than 80 hours for completion. When the request will require less than 80 hours, the Contractor shall provide the COTR with the project start date, planned completion date, estimated hours, and Contractor Point of Contract (POC). The Contractor shall then proceed with the request, charging time to the applicable general work directives for that purpose. When the effort is expected to exceed 80 man hours, the Contractor shall prepare a work directive which includes a scope of work, milestone chart, and itemized projected manhour and material expenditures. The Contractor shall seek approval of the project by submitting a work directive, with cost information attached, to the COTR prepared in accordance with DI-FNCL-81116.

C-2.     REPORTS AND MEETINGS

                  Submission of all reports and meeting minutes may be processed by either hard copy or by electronic submission. The contractor will coordinate with the PCO for applicable electronic addresses.

C-2.1    START OF WORK MEETING:

                  A post-award meeting shall be convened by the Contractor within 30 days after contract award with the COTR and the Functional Technical Representatives (FTR)s), to establish a working relationship.

C-2.2    MONTHLY STATUS MEETINGS:

                  The Contractor shall host a monthly project status meeting with the COTR and Functional Technical Representatives. Purpose of the meeting shall be to review status and progress of all projects. Meeting location, time and attendance shall be coordinated with the COTR. Contractor shall prepare meeting minutes in accordance with DI-ADMS-81250A and will contain the following information:

                  a.       Project information
                           (1)  Project numbers and titles
                           (2)  Start of work date for each project
                           (3)  Original and current scheduled completion date
                           (4)  Project information discussed at meeting
                           (5)  Rationale for change in project completion dates
                           (6)  Contractor's efforts in reporting period

                  b. Minutes of general discussions not associated with a specific project.

C-2.3 The Contractor shall, at the end of each quarter, provide the booked actual's by discipline (e.g., materials, labor, overhead, travel, G&A, etc.) for the effort completed under each CLIN of this contract per DI-FNCL-80912 (Tailored).

C-3.     SYSTEM ENGINEERING

                  The Up-Armored Heavy HMMW Vehicle (HHV) series of vehicles is currently defined by top assembly drawings 87T0015 and 87T0017 and the associated drawings as referenced therein, effective on the date of contract award. The Contractor may be required by project request or approved work directive to undertake one or more of the activities specified below:

CONTINUATION SHEET         Reference No. of Document Being Continued       Page
                           DAAE07-96-C-X196                                  9

Name of Offeror or Contractor     O GARA-HESS & EISENHARDT ARMORING


C-3.1             Conduct failure analysis to identify root cause for failure of items identified by the Government. Conduct design and redesign studies to correct known or potential deficiencies to accomplish product improvements, to accomplish cost reductions, and to maintain current the contract item data for serviceability and intended use. Such studies may be required with respect to proposals for engineering changes and attendant processes and methods.

C-3.2             Prepare engineering cost estimates, technical reports,
         calculations, layouts, drawings, sketches, schematics, charts and other visual depictions and purchase descriptions, and recommend engineering change proposals for current and future production versions of the contract item and modifications thereof.

C-3.3             Modify existing engineering and test versions of the contract item and fabricate subsystem/components, prototypes, and mock-up's of future production versions of the contract item.

C-3.4             Technical reports shall be prepared per DI-MGMT-80061A and submitted to identify results of investigations or evaluations as required. Reports shall include details of investigation or evaluation, explanation of tests and results, alternatives researched, recommendations for future course of action with supporting rationale and documentation. Documentation to be submitted shall include items identified in Paragraph C-3.2 to the extent necessary to support all conclusions made in the report. When the report's recommendation is for an Engineering Change Proposal, the report will address potential impact on logistics, technical manuals, safety, and the cost associated with the change.

C-3.5             Conduct trial installations of component part(s) and
         associated testing on the contract item, or modification thereof, and testing related to processes and methods required to evaluate the work. Provide parts, materials and supplies required to support and conduct engineering evaluation, maintenance, rebuild and restoration of the contract item or modification thereof for items undergoing such tests. To meet emergency requirements, the Contracting Officer's Technical Representative may direct the Contractor to ship such parts by the most expeditious means to specified destinations.

C-3.6             Provide legible brownline's and/or blue line prints of
         drawings as requested. All drawings prepared and delivered under this contract shall be provided to the Government with unlimited rights. All drawings and other provisioning technical documentation must be in English translation. Drawings shall be prepared per DI-DRPR-81000.

C-3.7             Provide engineering observer services relating to the
         contract item and data at Government specified locations. Such services shall consist of observations of Government tests, attendance at technical meetings, and design or field review of deficient or defective items as required. Such effort shall be undertaken only as specifically identified in applicable Work Directive or Project Request. The Contractor shall furnish a copy of all observer and engineering accomplishment reports, prepared as a result of such service, in accordance with Data Item Description DI-MGMT-80061A.

C-3.8             Photographic Records and Video

C-3.8.1           Any still Photographic Records provided in support of work described herein shall be in accordance with Data Item Description DI-ADMN-80424(T).

C-3.8.2           Any videotape coverage provided in support of work described herein shall be in accordance with DI-MISC-80738 (Tailored).

C-4      STANDARDIZATION/PARTS CONTROL

                  The contractor will maintain and make available to the Government or the HMMWV Family of Vehicle (FOV) STS contractor, all records and data pertaining to standardization and parts control, which will provide visibility and traceability of all parts and associated drawings used in the development of the technical data or equipment under this contract.

CONTINUATION SHEET         Reference No. of Document Being Continued    Page
                           DAAE07-96-C-X196                              10

Name of Offeror or Contractor     O GARA-HESS & EISENHARDT ARMORING


C-5      QUALITY ASSURANCE REQUIREMENTS

C-5.1    QUALITY PROGRAM

                  The STS contractor shall develop, implement and maintain a quality program for this contract using ISO 9001 as a guideline. In addition, the QA Program shall include procedures for design control in accordance with ISO 9001, paragraph 4.4, and corrective and preventative action procedures in accordance with ISO 9001, paragraph 4.14.

C-5.1.1           Upon government review and acceptance of the Contractor's
         quality program, the Contractor's product assurance office shall become responsible for the coordination of the data from engineering and any deficiency reports which may affect the adequacy and accuracy of the QATD which is being developed and maintained under this contract. Inclusive of the above coordination, the Contractor's product assurance office will be responsible for the coordination of all drawings and documentation check sheets and ensuring that they are included in all engineering drawing packages and QATD packages submitted for Government review.

C-6      MANPRINT

C-6.1 SAFETY ENGINEERING. The contractor shall integrate system safety engineering into all system design efforts performed under this contract.

C-6.1.1 System design activities and operational/maintenance procedures developed by the contractor shall consider but not be limited to the following:

C-6.1.1.1                  Identifying hazards associated with the system by
                           conducting safety analyses and hazard evaluations.
                           Analyses shall include both operational and maintenance aspects of the vehicle along with potential interface problems with planned subsystems.

C-6.1.1.2                  Controlling identified hazards by either eliminating
                           or reducing the risk to acceptable levels by appropriate design and material selection.

C-6.1.1.3                  Locating equipment components so that access to them
                           by personnel during operation and maintenance actions does not require exposure to hazards such as high temperature, chemical burns, electrical shock, cutting edges, sharp objects or concentrations of temperature, chemical burns, electrical shock, cutting edges, sharp objects or concentrations of toxic fumes above established threshold limit values.
                           All moving parts, mechanical power transmission devices, exhaust system components, pneumatic components and hydraulic components which are located to be a hazard to operators or maintenance personnel, shall be either enclosed or guarded. Protective devices shall not impair operational effectiveness.

C-6.1.1.4                  Assuring that suitable warning and caution notes are
                           included in instructions for operation, maintenance, assembly or repair, and that suitable warning labels are placed on hazardous components or equipment.

C-6.1.1.5                  To the extent specified in Work Directives, changes
                           made to the vehicle will comply with Department of Transportation Federal Motor Vehicle Safety
                           Standards.

CONTINUATION SHEET         Reference No. of Document Being Continued       Page
                           DAAE07-96-C-X196                                 11

Name of Offeror or Contractor     O GARA-HESS & EISENHARDT ARMORING


C-6.1.2  SAFETY ASSESSMENT REPORT.

                  As a result of safety analysis, hazard evaluation and Contractor testing, the Contractor shall develop a safety assessment report in accordance with DI-S AFT-0102A. The safety assessment report shall be submitted in draft form for Government review. The final safety assessment report shall be submitted 60 days prior to Government testing.

C-6.1.3  RADIOACTIVE MATERIAL.

                  Radioactive Material shall not be used in any items or material provided to the Government as part of this contract.

C-6.1.4           To assure that the above safety objectives are achieved, the
         Contractor shall establish a System Safety Program that will implement the objectives of MIL-STD 882C.

C-6.2    HUMAN FACTORS ENGINEERING.

C-6.2.1           Any changes or modifications to the existing vehicle (such as ECP actions) shall be analyzed by qualified personnel to assure that these modifications do not adversely affect the soldier machine interface. If any area of this interface is impacted, appropriate actions will be taken to upgrade that area to previous levels as a minimum, using MIL-STD-1472D as a guide.

C-7      INTEGRATED LOGISTICS SUPPORT (ILS) PROGRAM.

                  The contractor shall coordinate with the Government's HMMWV STS contractor on all issues impacting ILS elements. The ILS coordinate shall be conducted as an integral part of the development process. ILS is the management and technical effort to influence design with respect to logistic support and to identify, integrate, and acquire elements of support. These elements of support include maintenance planning, supply support (including initial provisioning), Test Measurement Diagnostic Equipment (TMDE), packaging, transportation, handling, technical data (including technical manuals, facilities, manpower and personnel, training and computer resources support.

C-7.1             The Contractor shall provide the HMMWV Family of Vehicles
         (FOV) STS contractor:

                           a. A listing that includes all new components and hardware items in part number sequence. The list will include a description of each part.

                           b. A drawing, sketch, or photograph for every new
                           part identified on selection worksheet's with the Source, Maintenance, and Recoverability (SMR) code of "P" which is needed to accompany the selection worksheet.

                           c. Text and illustration technical manual pages, impacted, annotated with changes to locate new/changed component or hardware item.

C-7.2             The Contractor shall establish, maintain, and utilize a
         procedure to ensure all data describing the most current vehicle design configuration flows immediately to the Government's HMMWV Family of Vehicles (FOV) STS contractor. The contractor shall notify the HMMWV FOV contractor immediately of all design changes.

C-7.3             The contractor shall provide technical support and dedicated hardware to accomplish ILS development, reviews, validation, and verifications to the HMMWV Family of Vehicles (FOV) STS contractor or the Government.

C-7.4             The contractor shall conduct pre-procurement screening for standardization of all part numbers selected as repair parts and use compatible Military/Commercial Standards where applicable.

C-8      DOCUMENT SUMMARY LIST (DSL)

C-8.1             The DSL identifies the applicable documents/standards/
         specifications referenced in this acquisition. See Attachment to Section C.

CONTINUATION SHEET          Reference No. of Document Being Continued      Page
                            DAAE07-96-C-X196                                12

Name of Offeror or Contractor     O GARA-HESS & EISENHARDT ARMORING


C-9      TRANSPORTABILITY ENGINEERING

C-9.1    TRANSPORTABILITY ASSESSMENT

                  The Contractor shall perform transportability assessment of vehicles and prepare design modifications affecting vehicle transportability that will meet the requirements of MIL-STD-209, MIL-STD-810, MIL-STD-1792, MIL-STD-669, and MIL-STD-814. The Contractor shall also prepare a Transportability Report in accordance with DI-PACK-80880A(T) for any modification which affects the systems overall weight, dimensions, center of gravity or transportability capabilities/requirements.

C-9.2    TRANSPORTABILITY TESTING

                  Transportability testing shall be in accordance with, but not restricted to MIL-STD-209, MIL-STD-810, MIL-STD-1791, MIL-STD-669, and MIL-STD-814, if modifications affective vehicle transportability are incorporated. The Contractor shall complete and submit a Transportability Test Report in accordance with DI-PACK-80880A(T) upon completion of testing.

CONTINUATION SHEET          Reference No. of Document Being Continued      Page
                            DAAE07-97-C-X028                               13

Name of Offeror or Contractor     O GARA-HESS & EISENHARDT ARMORING


SECTION D - PACKAGING AND MARKING
---------


D.1      PRESERVATION AND PACKING

D.1.1 Unless otherwise specified elsewhere in the contract, all software and technical data provided under this contract shall be packaged in accordance with commercial practices sufficient to provide safe delivery to the address(es) indicated on the Contract Data Requirements List (CDRL).

D.2      MARKING

D.2.1 Packaging of software and technical data shall be marked with the name and address of consignee and consignor and shall include the contract number.

                             (End of narrative D001)

CONTINUATION SHEET        Reference No. of Document Being Continued        Page
                          DAAE07-97-C-X028                                  14

Name of Offeror or Contractor     O GARA-HESS & EISENHARDT ARMORING


SECTION E - INSPECTION AND ACCEPTANCE
---------

E-1      INSPECTION OF SUPPLIES - COST REIMBURSEMENT......52.246-3...(APR. 1984)

E-2      INSPECTION OF SERVICES--COST-REIMBURSEMENT
         52-246-5                                                    (APR. 1984)

         (a) Definition. SERVICES, as used in this clause, includes services performed, workmanship, and material furnished or used in performing services.

         (b) The Contractor shall provide and maintain an inspection system acceptable to the Government covering the services under this contract. Complete records of all inspection work performed by the Contractor shall be maintained and made available to the Government during contract performance and for as long afterwards as the contract requires.

         (c) The Government has the right to inspect and test all services called for by the contract, to the extent practicable at all places and times during the term of the contract. The Government shall perform inspections and tests in a manner that will not unduly delay the work.

         (d) If any of the services performed do not conform with contract requirements, the Government may require the Contractor to perform the services again in conformity with contract requirements, for no additional fee. When defects in services cannot be corrected by reperformance, the Government may (1) require the Contractor to take necessary action to ensure that future performance conforms to contract requirements and (2) reduce any fee payable under the contract to reflect the reduced value of the services performed.

         (e) If the Contractor fails to promptly perform the services again or take the action necessary to ensure future performance in conformity with contract requirements, the Government may (1) by contract or otherwise, perform the services and reduce any fee payable by an amount that is equitable under the circumstances or (2) terminate the contract for default.
                                 (End of clause)

E-3      HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT (MIL-Q-9858 OR ISO
         EQUIVALENT) TACOM                                            (JAN 1995)

         (a) Definition. Contract date, as used in this clause, means the date set for bid opening or, if this is a negotiated contract or a modification, the effective date of this contract or modification.

         (b) You shall comply with the specification titled Quality Program Requirements, MIL-Q-9858, or with Quality Systems - Model for Quality Assurance in Design, Development, Production, Installation and Servicing ISO 9001, in effect on the contract date, which is incorporated into this contract.
                                 (End of clause)

E-4      SUPPLEMENTAL STATEMENT OF WORK:  FASTENER QUALITY ASSURANCE
         REQUIREMENTS TACOM                                           (SEP 1992)

         a. This clause establishes quality assurance requirements for all threaded steel fasteners of Grade 5 and higher (as defined by SAE-J429) and metric fasteners with strength designations of 8.8 and higher (as defined by J-1199) that are to be used in items prepared from either a Government or contractor owned Technical Data Package. It applies to fasteners received (i) from fastener manufacturers, (ii) from distributors, or (iii) as part of a subassembly for use in both new and repair items.

         b. The contractor shall implement and maintain a fastener quality assurance program which:

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                         DAAE07-97-C-X028                                    15

Name of Offeror or Contractor     O GARA-HESS & EISENHARDT ARMORING


             (i) Assures the homogeneity of fastener lots. A homogeneous fastener lot is defined as one in which all of the fasteners are of the same size, type, grade, plating and manufacturer.

            (ii) Ensures that individual fasteners are identified by a fastener manufacturer symbol (logo). The manufacturer's symbol (logo) shall be listed in MIL-HDBK 57, dated 29 Sep. 89.

           (iii) Provides objective quality evidence that the fasteners to be furnished under this contract meet all technical requirements.

         c. To determine the conformance of the fastener lots with the homogeneity and identification requirements, a sample from each lot of fasteners will be taken in accordance with MIL-STD-105, dated 10 May 89, Inspection Level II, AQL 1.0, or equivalent, except that lots shall be accepted with zero (0) defects (C=0) and rejected with one (1) or more defects. Each sample shall be examined for the following:

             (i) The grade and manufacturer symbol (logo) for each bolt in the lot sample shall be the same.

            (ii) Threads shall be examined to assure conformity to requirements.

           (iii) Plating (when specified) shall be examined to assure complete coverage.

          d. Objective quality evidence that fasteners meet all technical requirements shall consist of either:

             (i) Favorable chemical, core hardness, plating and tensile test data provided by the manufacturer or supplier of a fastener lot which is directly traceable to that lot. Chemical tests shall include, as a minimum, percent by weight of the following elements: carbon, manganese, phosphorus and sulfur;

                                       or
                                       --

            (ii) Favorable results of chemical and core hardness tests performed by the contractor or a subcontractor on sample(s) taken from the lot. Sampling for chemical, plating and core hardness testing shall be in accordance with MIL-STD-105, Level S-2, AQL 1.0 or equivalent. Chemical tests shall include, as a minimum, percent by weight of the following elements: carbon, manganese, phosphorus and sulfur.

         e. For item(s) procured using a Government Technical Data Package, Grade 8.1 or 8.2 fasteners are not an acceptable substitute for Grade 8 fasteners.

         f. Commercial items, defined as an end item or component of an end item whose sales volume to the general public is greater than 50% of the items produced, will be deemed to meet the requirements of this clause if the contractor has a current vendor control policy with regard to fasteners.

Note: During maintenance or repair, the Government will use Grade 8, zinc plated bolts from Government stocks as replacements for any Grade 5 or Grade 8.2 bolt used in commercial items.
                                 (End of clause)

CONTINUATION SHEET         Reference No. of Document Being Continued        Page
                           DAAE07-97-C-X028                                  16

Name of Offeror or Contractor     O GARA-HESS & EISENHARDT ARMORING


SECTION F - DELIVERIES OR PERFORMANCE
---------

F-1      STOP-WORK ORDER (AUG 1989) (ALTERNATE I (APR 1984))
         52.242-15                                                    (APR 1984)

         (a) The Contracting Officer may, at any time, by written order to the Contractor, require the Contractor to stop all, or any part, of the work called for by this contract for a period of 90 days after the order is delivered to the Contractor, and for any further period to which the parties may agree. The order shall be specifically identified as a stop-work order issued under this clause. Upon receipt of the order, the Contractor shall immediately comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by the order during the period of work stoppage. Within a period of 90 days after a stop-work order is delivered to the Contractor, or within any extension of that period to which the parties shall have agreed, the Contracting Officer shall either --
                  (1) Cancel the stop-work order; or
                  (2) Terminate the work covered by the order as provided in the TERMINATION clause of this contract.

         (b) If a stop-work order issued under this clause is canceled or the period of the order or any extension thereof expires, the Contractor shall resume work. The Contracting Officer shall make an equitable adjustment in the delivery schedule, the estimated cost, the fee, or a combination thereof, and in any other terms of the contract that may be affected, and the contract shall be modified, in writing, accordingly, if --

                  (1) The stop-work order results in an increase in the time required for, or in the Contractor's cost properly allocable to, the performance of any part of this contract; and
                  (2) The Contractor asserts its right to the adjustment within 30 days after the end of the period of work stoppage; PROVIDED, that, if the Contracting Officer decides the facts justify the action, the Contracting Officer may receive and act upon any claim submitted at any time before final payment under this contract.

         (c) If a stop-work order is not canceled and the work covered by the order is terminated for the convenience of the Government, the Contracting Officer shall allow reasonable costs resulting from the stop-work order in arriving at the termination settlement.

         (d) If a stop work order is not canceled and the work covered by the order is terminated for default, the Contracting Officer shall allow, by equitable adjustment or otherwise, reasonable costs resulting from the stop-work order.
                                 (End of clause)

CONTINUATION SHEET        Reference No. of Document Being Continued       Page
                          DAAE07-97-C-X028                                 17

Name of Offeror or Contractor     O GARA-HESS & EISENHARDT ARMORING


SECTION G - CONTRACT ADMINISTRATION DATA
---------

Accounting & Appropriation Data


LINE     PRON/                     OBLG                                                   ACCOUNTING          OBLIGATED
ITEM     AMS CD            ACRN    STAT                 ACCOUNTING CLASSIFICATION           STATION            AMOUNT
----     --- --            ----    ----                 ---------- --------------         ----------          ---------

0001AA   JZ52M431JZ        AA        1      21  52035  55J5J01P5110  25cz  s2011352M431    W56HZV                  $2,509,000.00
     51103446
                                                                                                                   --------------

                                                                                                          TOTAL    $2,509,000.00

                                                                                           ACCOUNTING         OBLIGATED
                        TOTAL BY ACRN / ACCOUNTING CLASSIFICATION                            STATION           AMOUNT
                        ----- -- ----   ---------- --------------                            -------           ------

                           AA               21  52035  55J5J01P5110  25cz  s2011352M431     W56HZV                 $2,509,000.00
                                                                                                                   --------------

                                                                                                          TOTAL    $2,509,000.00

CONTINUATION SHEET          Reference No. of Document Being Continued      Page
                            DAAE07-97-C-X028                                18

Name of Offeror or Contractor     O GARA-HESS & EISENHARDT ARMORING


SECTION H - SPECIAL CONTRACT REQUIREMENTS
---------


   1.    INTEGRITY OF UNIT PRICES -- ALTERNATE I (APR 1991)                     52.215-26                   (APR 1987)
   2.    STATUTORY PROHIBITIONS ON COMPENSATION TO FORMER DEPARTMENT
         OF DEFENSE EMPLOYEES                                                   252.203-7000                (NOV 1995)
   3.    DISPLAY OF DOD HOTLINE POSTER                                          252.203-7002                (DEC 1991)
   4.    PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS              252.205-7000                (DEC 1991)
   5.    EXERCISE OF OPTION TO FULFILL FOREIGN MILITARY SALES
         COMMITMENTS ALTERNATE I                                                252.217-7000                (DEC 1991)
   6.    SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES                       252.223-7002                MAY 1994)
   7.    CHANGE IN PLACE OF PERFORMANCE - AMMUNITION AND EXPLOSIVES             252.223-7003                (DEC 1991)
   8.    BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM                       252.225-7001                (JAN 1994)
   9.    QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS                           252.225-7002                (DEC 1991)
  10.    DUTY-FREE-ENTRY--QUALIFYING COUNTRY END PRODUCTS AND
         SUPPLIES                                                               252.225-7009                (DEC 1991)
  11.    DUTY-FREE-ENTRY--ADDITIONAL PROVISIONS                                 252.225-7010                (DEC 1991)
  12.    SUPPLEMENTAL COST PRINCIPLES                                           252.231-7000                (DEC 1991)
  13.    MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM                              252.242-7004                (SEP 1996)
  14.    MATERIAL INSPECTION AND RECEIVING REPORT                               252.246-7000                (DEC 1991)
  15.    WARRANTY OF DATA                                                       252.246-7001                (DEC 1991)
  16.    NOTIFICATION OF SUBSTANTIAL IMPACT ON EMPLOYMENT                       252.249-7001                (DEC 1991)
  17.    NOTIFICATION OF PROPOSED PROGRAM TERMINATION OR REDUCTION              252.249-7002                (MAY 1995)


H-2      CERTIFICATION OF TECHNICAL DATA CONFORMITY
         252.227-7036                                                 (MAY 1987)

         (a) All technical data delivered under this contract shall be accompanied by the following written certification:

         The Contractor, __________________, hereby certifies that, to the best of its knowledge and belief, the technical data delivered herewith under Contract No. DAAEO7- are complete, accurate, and comply with all requirements of the contract.

         -------------------         -------------------------------------------
         Date                        Name and Title of Certifying Official

This written certification shall be dated and the certifying official (identified by name and title) shall be duly authorized to bind the Contractor by the certification.

         (b) The Contractor shall identify, by name and title, each individual (official) authorized by the Contractor to certify in writing that the technical data are complete, accurate, and comply with all requirements of the contract. The Contractor hereby authorizes direct contact with the authorized individual responsible for certification of technical data. The authorized individual shall be familiar with the Contractor's technical data conformity procedures and their application to the technical data to be certified and delivered.

         (c) Technical data delivered under this contract may be subject to reviews by the Government during preparation and prior to acceptance. Technical data are also subject to reviews by the Government subsequent to acceptance. Such reviews may be conducted as a function ancillary to other reviews, such as in-process reviews or configuration audit reviews.
                                 (End of clause)

CONTINUATION SHEET         Reference No. of Document Being Continued       Page
                           DAAE07-97-C-X028                                 19

Name of Offeror or Contractor     O GARA-HESS & EISENHARDT ARMORING


H-3      VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA
         252.227-7037                                                (NOV 1995)

         (a) DEFINITION. The terms used in this clause are defined in the Rights in Technical Data--Noncommercial Items clause of this contract.

         (b) CONTRACTS FOR COMMERCIAL ITEMS--PRESUMPTION OF DEVELOPMENT AT PRIVATE EXPENSE. Under a contract for a commercial item, component, or process, the Department of Defense shall presume that a Contractor's asserted use or release restrictions are justified on the basis that the item, component, or process was developed exclusively at private expense. The Department shall not challenge such assertions unless information the Department demonstrates that the item, component, or process was not developed exclusively at private expense.

         (c) JUSTIFICATION. The Contractor or subcontractor at any tier is responsible for maintaining records sufficient to justify the validity of its marking that impose restrictions on the Government and others to use, duplicate, or disclose technical data delivered or required to be delivered under the contract or subcontract. Except under contracts for commercial items, the Contractor or subcontractor shall be prepared to furnish to the Contracting Officer a written justification for such restrictive markings in response to a challenge under paragraph (e) of this clause.

         (d)  PRECHALLENGE REQUEST FOR INFORMATION.
                  (1) The Contracting Officer may request the Contractor or subcontractor to furnish a written explanation for any restriction asserted by the Contractor or subcontractor on the right of the United States or others to use technical data. If, upon review of the explanation submitted, the Contracting Officer remains unable to ascertain the basis of the restrictive marking, the Contracting Officer may further request the Contractor or subcontractor to furnish additional information in the records of, or otherwise in the possession of or reasonably available to, the Contractor or subcontractor to justify the validity of any restrictive marking on technical data delivered or to be delivered under the contract or subcontract (e.g., a statement of basis accompanied with supporting documentation). The Contractor or subcontractor shall submit such written data as requested by the Contracting Officer within the time required or such longer period as may be mutually agreed.
                  (2) If the Contracting Officer, after reviewing the written data furnished pursuant to paragraph (d)(1) of this clause, or any other available information pertaining to the validity of a restrictive marking, determines that reasonable grounds exist to question the current validity of the marking and that continued adherence to the marking would make impracticable the subsequent competitive acquisition of the item, component, or process to which the technical data relates, the Contracting Officer may challenge the validity of the marking as described in paragraph (e) of this clause.
                  (3) If the Contractor or subcontractor fails to respond to the Contracting Officer's request for information under paragraph (d)(1) of this clause, and the Contracting Officer determines that continued adherence to the marking would make impracticable the subsequent competitive acquisition of the item, component, or process to which the technical data relates, the Contracting Officer may challenge the validity of the marking as described in paragraph (3) of this clause.

         (e)  CHALLENGE.
                  (1) Notwithstanding any provision of this contract concerning inspection and acceptance, if the Contracting Officer determines that a challenge to the restrictive marking is warranted, the Contracting Officer shall send a written challenge notice to the Contractor or subcontractor asserting the restrictive markings. Such challenge shall --
                         (i) State the specific ground for challenging the
asserted restriction; (
                         (ii) Require a response within sixty (60) days
justifying and providing sufficient evidence as to the current validity of the asserted restriction; and
                         (iii) State that a DoD Contracting Officer's final
decision, issued pursuant to paragraph (g) of this clause, sustaining the validity of a restrictive marking identical to the asserted restriction, within the three-year period preceding the challenge, shall serve as justification for the asserted restriction if the validated restriction was asserted by the same Contractor or subcontractor (or any licensee of such Contractor of subcontractor) to which such notice is being provided; and
                         (iv) State that failure to respond to the challenge
notice may result in issuance of a final decision pursuant to paragraph (f) of this clause.
                  (2) The Contracting Officer shall extend the time for response as appropriate if the Contractor or subcontractor submits a written request showing the need for additional time to prepare a response.

CONTINUATION SHEET         Reference No. of Document Being Continued        Page
                           DAAE07-97-C-X028                                  20

                  (3) The Contractor's or subcontractor's written response shall be considered a claim within the meaning of the Contract Disputes Act of 1978 (41 U.S.C. 601 et seq.), and shall be certified in the form prescribed by FAR 33.207, regardless of dollar amount.

                  (4) A Contractor or subcontractor receiving challenges to the same restrictive markings from more than one Contracting Officer shall notify each Contracting Officer of the existence of more than one challenge. The notice shall also state which Contracting Officer initiated the first in time unanswered challenge. The Contracting Officer initiating the first in time unanswered challenge after consultation with the Contractor or subcontractor and the other Contracting Officers, shall formulate and distribute a schedule for responding to each of the challenge notices to all interested parties. The schedule shall afford the Contractor or subcontractor an equitable opportunity to respond to each challenge notice. All parties will be bound by this schedule.

         (f) FINAL DECISION WHEN CONTRACTOR OR SUBCONTRACTOR FAILS TO RESPOND. Upon a failure of a Contractor or subcontractor to submit an;y response to the challenge notice, other than a failure to respond under a contract for commercial items, the Contracting Officer will issue a final decision to the Contractor or subcontractor in accordance with the disputes clause of this contract pertaining to the validity of the asserted restriction. This final decision shall be issued as soon as possible after the expiration of the time period of paragraph (3)(1)(ii) or (e)(2) of this clause. Following the issuance of the final decision, the Contracting Officer will comply with the procedure sin (g)(2)(ii) through (iv) of this clause.

         (g)  FINAL DECISION WHEN CONTRACTOR OR SUBCONTRACTOR RESPONDS.
                  (1) If the Contracting Officer determines that the Contractor or subcontractor has justified the validity of the restrictive markings, the Contracting Officer shall issue a final decision to the Contractor or subcontractor sustaining the validity of the restrictive markings, and stating that the Government will continue to be bound by the restrictive markings. This final decision shall be issued within sixty (60) days after receipt of the Contractor's or subcontractor's response to the challenge notice, or within such longer period that the Contracting Officer has notified the Contractor or subcontractor that the Government will require. The notification of a longer period for issuance of a final decision will be made within sixty (60) days after receipt of the response to the challenge notice.

                  (2)(i) If the Contracting Officer determines that the validity of the restrictive marking is not justified, the Contracting Officer shall issue a final decision to the Contractor or subcontractor in accordance with the Disputes clause of this contract.233-1. Notwithstanding paragraph (e) of the Disputes clause, the final decision shall be issued within sixty (60) days after receipt of the Contractor's or subcontractor's response to the challenge notice, or within such longer period that the Contracting Officer has notified the Contractor or subcontractor that the Government will require. The notification of a longer period for issuance of a final decision will be made within sixty
(60) days after receipt of the response to the challenge notice.

              (ii) The Government agrees that it will continue to be bound by the restrictive marking for a period of ninety (90) days from the issuance of the Contracting Officer's final decision under (g)(2)(i) of this clause. The Contractor or subcontractor agrees that, if it intends to file suit in the United States Claims Court it will provide a notice of intent to file suit to the Contracting Officer within ninety (90) days from the issuance of the Contracting Officer's final decision under (g)(2)(i) of this clause. If the Contractor or subcontractor fails to appeal, file suit, or provide a notice of intent to file suit to the Contracting Officer within the ninety (90) day period, the Government may cancel or ignore the restrictive markings, and the failure of the Contractor or subcontractor to take the required action constitutes agreement with such Government action.

             (iii) The Government agrees that it will continue to be bound by the restrictive marking where a notice of intent to file suit in the United States Claims Court is provided to the Contracting Officer within ninety (90) days from the issuance of the final decision under (g)(2)(i) of this clause. The Government will no longer be bound, and the Contractor or subcontractor agrees that the Government may strike or ignore the restrictive markings if the Contractor or subcontractor fails to file its suit within one (1) year after issuance of the final decision. Notwithstanding the foregoing, where the head of an agency determine, on a nondelegable basis, that urgent or compelling circumstance will not permit waiting for the filing of a suit in the United States Claims Court, the Contractor or subcontractor agrees that the agency may, following notice to the Contractor or subcontractor, authorize release or disclosure of the technical data. Such agency determination may be made at any time after issuance of the final decision and will not affect the Contractor's or subcontractor's right to damages against the United States where its restrictive markings are ultimately upheld or to pursue other relief, if any, as may be provided by law.

              (iv) The Government agrees that it will be bound by the restrictive marking where an appeal or suit is filed

CONTINUATION SHEET        Reference No. of Document Being Continued         Page
                          DAAE07-97-C-X028                                   21

puruant to the Contract Disputes Act until final disposition by an agency Board of Contract Appeals or the United States Claims Court. Notwithstanding the foregoing, where the head of an agency determines, on a nondelegable basis, following notice to the Contractor that urgent or compelling circumstances will not permit awaiting the decision by such Board of Contract Appeals or the United States Claims Court, the Contractor or subcontractor agrees that the agency may authorize release or disclosure of the technical data. Such agency determination may be made at any time after issuance of the final decision and will not affect the Contractor's or subcontractor's right to damages against the United States where its restrictive markings are ultimately upheld or to pursue other relief, if any, as may be provided by law.

         (h)  FINAL DISPOSITION OF APPEAL OR SUIT.
                  (1) If the Contractor or subcontractor appeals or files suit and if, upon final disposition of the appeal or suit, the Contracting Officer's decision is sustained --

                        (i) The restrictive marking on the technical data shall be canceled, corrected, or ignored; and

                       (ii) If the restrictive marking is found not to be substantially justified, the Contractor or subcontractor, as appropriate, shall be liable to the Government for payment of the cost to the Government of reviewing the restrictive marking and the fees and other expenses (as defined in 28 U.S.C. 2412(d)(2)(A)) incurred by the Government in challenging the marking, unless special circumstances would make such payment unjust.

                  (2) If the Contractor or subcontractor appeals or files suit and if, upon final disposition of the appeal or suit, the Contracting Officer's decision is not sustained --

                        (i) The Government shall continue to be bound by the restrictive marking; and

                       (ii) The Government shall be liable to the Contractor or subcontractor for payment of fees and other expenses (as defined in 28 U.S.C. 2412(d)(2)(A)) incurred by the Contractor or subcontractor in defending the marking, if the challenge by the Government is found not to have been made in good faith.

         (i) DURATION OF RIGHT TO CHALLENGE. The Government may review the validity of any restriction on technical data, delivered or to be delivered under a contract, asserted by the Contractor or subcontractor. During the period within three (3) years of final payment on a contract or within three (3) years of delivery of the technical data to the Government, whichever is later, the Contracting Officer may review and make a written determination to challenge the restriction. The Government may, however, challenge a restriction on the release, disclosure, of use of technical data at any time if such technical data
(1) are publicly available; (2) have been furnished to the United States without restriction; or (3) have been otherwise made available without restriction. Only the Contracting Officer's final decision resolving a formal challenge by sustaining the validity of a restrictive marking constitutes VALIDATION as addressed in 10 U.S.C. 2321.

         (j) DECISION NOT TO CHALLENGE. A decision by the Government, or a determination by the Contracting Officer, to not challenge the restrictive marking or asserted restriction shall not constitute VALIDATION.

         (k) PRIVITY OF CONTRACT. The Contractor or subcontractor agrees that the Contracting Officer may transact matters under this clause directly with subcontractors at any tier that assert restrictive markings. However, this clause neither creates not implies privity of contract between the Government and subcontractors.

         (l) FLOWDOWN. The Contractor or subcontractor agrees to insert this clause in contractual instruments with its subcontractors or suppliers at any tier requiring the delivery of technical data, except contractual instruments for commercial items or commercial components.

                                 (End of Clause)

ACQUISITION REFORM INCENTIVE -- DA TEST CLAUSE (96-DEV-4)
1AFARS                                                                (JUL 1996)

CONTINUATION SHEET         Reference No. of Document Being Continued        Page
                           DAAE07-97-C-X028                                  22

         (a)  General.


                  (1) The contractor is encouraged to identify
Government-directed processes and requirements that are specified for use in the performance of this contract, that are over-specified or are otherwise not cost-effective, and that provide an opportunity to reduce contractor costs of performance while still meeting contractual performance requirements.

                  (2) The contractor may submit Acquisition Cost Reduction Initiative (ACRI) proposals to the Contracting Officer on how these contract requirement may be reduced, eliminated or changed, and shall share in any net acquisition savings resulting from accepted ACRI proposals in accordance with the provisions of this clause.

                  (3) The contractor should not submit ACRI proposals under this clause that --

                           (i) Directly affect the design, form, fit or function
of an item, or the direct performance of a service. Submit such proposals under the Value Engineering Proposal clause of this contract.

                           (ii) Would more appropriately be addressed under the
Department of Defense's Singe/Common Process Initiative.

         (b) Definitions. As used in this clause:

         "Acquisition Savings" means reduced contractor direct and indirect costs to perform Army contracts as the result of implementing an ACRI, but excluding both Government and contractor ACRI costs. Acquisition savings include:

                  (1) Direct cost savings, which are the total cost reductions resulting from implementing an ACRI under a specific contract; and

                  (2) Indirect costs savings, which are the total cost reductions resulting from reduced requirements in systems and procedures on the contractor's cost of performing a contract due to the application of an ACRI.

         "ACRI Proposal" means a firm contractor proposal that is submitted for each ACRI or any revisions thereto. ACRI proposals identify proposed reductions, eliminations or changes in Government-direct processes and requirements specified for use under this contract that will result in reduced contractor's costs of performance under this contract, and possibly future contracts, while still meeting contract performance requirements, including schedule.

         "Concurrent contract savings" means those acquisition savings under Army contracts other than the instant contract that are definitized and ongoing at the time the ACRI proposal is accepted.

         "Contractor's ACRI cost," means contractor development and implementation costs:

                  (1) Incurred specifically in developing and testing an ACRI, and

                  (2) Incurred to make contractual and/or institutional changes necessary to implement an ACRI.

         "Future contracts" means Army contracts that are affected by an implemented ACRI and that are affected by an implemented ACRI and that are awarded to the contractor prior to the completion of the instant contract.

         "Government ACRI costs" means those Army costs that result directly from developing and implementing the ACRI proposals, such as any net increases in the cost of testing, operations, maintenance, and logistics support. The term does not include the normal administrative cost of processing the ACRI proposal.

         "Implemented ACRIs" means those ACRIs for which a contract modification has been executed to implement.

         "Instant contract" means this contract, under which the ACRI proposal is submitted and implemented.

         "Unit" means the item or task to which the Contracting Officer and the contractor agree the ACRI applies.

CONTINUATION SHEET          Reference No. of Document Being Continued       Page
                            DAAE07-97-C-X028                                 23

         (c) Sharing rates. The contractor's share in contract savings shall be fifty percent (50%) for the first year after implementation of the ACRI, forty percent (40%) for the second year, and thirty percent (30%) for each additional year, until termination or expiration of the contract.

         (d) Calculating contract savings. The example set forth below is intended to serve as a guideline for calculating and allocating calculation of contract savings. Actual methodology to determine how savings will be calculated and allocated between the contractor and the Government will be developed, applied and mutually agreed to on a case-by-case basis for each ACRI.

                  (1)  Instant contract savings.

                           (i) Determine the acquisition savings per unit.

                           (ii) Determine the number of percentage of units
remaining to be completed following implementation of the ACRI.

                           (iii) Calculate the net contract savings to be
realized from the effect of the ACRI through contract completion. The contract shall be modified as described in paragraph (3).

                     Example (Instant Contract)
                     -------  ------- ---------

                              A  Acquisition savings per unit                        $1,500
                              B  Units remaining on contract at the time of       800 units
                                 ACRI effectivity
                              C  Contract savings (A x B)                        $1,200,000
                              D  Contractor's ACRI Costs                           $200,000
                              E  Government's ACRI Costs                           $200,000
                              F  Net contract savings                              $800,000
                              G  Contractor's share (50% x F)                      $400,000
                              H  Government's share (C-D+E+G))                     $400,000

                  (2) Concurrent contract savings. Savings and sharing on concurrent contracts are computed in the same manner as for the instant contract.

                  (3) Future contract savings. Additional contractor's share of savings will be recognized in future Army contracts that are affected by an implemented ACRI. An amount equal to per-unit acquisition savings times appropriate contractor sharing rates (paragraph (c)) shall be added to the negotiated price of units to be delivered during the first three years of production or performance of future contract, PROVIDED that data submitted by the contractor for such future contracts demonstrates that the cost savings resulting from the ACRI are reflected in the contractor's proposal to the Government. If there are no future contracts, or if they are for fewer than three years of production or performance, the contractor shall automatically relinquish any claim to the balance of any ACRI savings applicable to any such future contracts.

         (e) Contract adjustment. The modification authorizing implementation of the ACRI shall --

                  (1) Reduce the contract price or estimated cost of affected contracts by the Government's share as calculated in (d) above. (In the example above, this would be Line H + Line E.)

                  (2) Provide the contractor's share of net contract savings under affected contracts by --

                           (i) Increasing the unit price under fixed-price
contracts.

                           (ii) Increasing the contract fee undercost-
reimbursement contracts.

         (f) ACRI Proposals. At a minimum, the following information should be submitted by the contractor for each ACRI proposal. The extent and detail provided should be proportionate to the complexity and value of the proposed changed.

CONTINUATION SHEET         Reference No. of Document Being Continued        Page
                           DAAE07-97-C-X028                                  24

Name of Offeror of Contractor      O GARA-HESS & EISENHARDT ARMORING


         (1) A description of the difference between the existing contract requirement and the proposed change, and the comparative advantages and disadvantages of each;

         (2) Itemized requirements of the contract that must be changed if the ACRI proposal is adopted, and the proposed revision to the contract for each such change.

         (3) An estimate of the reductions in cost that will result from adoption of the ACRI proposal;

         (4) An evaluation of any effects the proposed change would have on collateral costs to the Government, such as Government Furnished Property costs, costs of related items, and costs of maintenance and operation; and

         (5) A statement of any effect on the contract completion date or delivery schedule.


                                 (End of clause)



H-5      STATUS OF FUNDS ON COST REIMBURSEMENT CONTRACTS/CLINS
         TACOM                                                       (June 1989)

         The Contractor shall review the funding as it relates to work performed on the cost reimbursement Contract Line Item Numbers (CLINs) under this contract and shall provide to the Procuring Contracting Officer (PCO) a written determination of what, if any, funds are excess to requirements (leaving a reasonable amount for final overhead rate negotiations and other reasonably predicted requirements) and are available for deobligation. This review shall be coordinated with the Administrative Contracting Officer (ACO) and the written determination shall be accomplished within 120 days of completion of performance under the CLIN. The report shall be prepared in terms of dollars available per Purchase Request Order Number (PRON) unless requested otherwise by the PCO.

                                 (End of clause)



H-6      LOCAL ADDRESS FOR DD FORM 250
         TACOM                                                        (SEP 1992)

         (A) The contractor must send two copies of the material inspection and receiving report (DD 250) to the following address:

                  US ARMY Tank Automotive and Armaments Command
                  Acquisition Center - ATTN: AMSTA-AQ-C
                  Warren, MI 48397-5000.

         (B) These two copies meet the requirements for the Purchasing Office copy and the Army Inventory Control Manager copy listed in tables 1 and 2 of DFARS Appendix F.


                                 (end of clause)

CONTINUATION SHEET        Reference No. of Document Being Continued         Page
                          DAAE07-97-C-X028                                   24a

Name of Offeror of Contractor      O GARA-HESS & EISENHARDT ARMORING


H-6      OPTIONS(S)
         TACOM

         The Contracting Officer may exercise the option set forth in paragraph H-6.1 by giving written notice to the Contractor as set forth below after contract award with the performance thereunder to commence immediately upon the issuance of Work Directives.


H-6.1    OPTION-SYSTEM TECHNICAL SUPPORT (STS)

         The Government shall have the option to increase the level of System Support (STS) effort by up to a maximum of 70,000 manhours (25,000 per year for the 1st and 2nd option periods and 20,000 for the 3rd option period) at the amounts specified below. The amount includes the estimated cost and fixed fee. The Contracting Officer may exercise this option up to thirty (30) days prior to contract completion by giving written notice to the Contractor. The option may be exercised in more than one or partial increments, but the total manhours added to the contract requirements shall not exceed 25,000 manhours per year in option years one or two, and 20,000 manhours in option year three. In the event the Government options an increment of effort not exceeding 25,000 manhours in the 1st or 2nd option years, and/or 20,000 manhours in the 3rd option years, the right to exercise the remaining manhours shall be thirty (30) days prior to the completion of the optioned effort. In no instance shall the performance period of an optioned effort exceed beyond December 31, 2000.


H-6.1.1  AVAILABLE HOURS:  1st OPTION YEAR/25,000 MANHOURS


                                                  25,000 Manhours                  Less than 25,000 Manhours
                                                  ---------------                  -------------------------

                  Estimated Cost:                    $2,365,500                          $94.78 per hour

                  Fixed Fee:                           $206,500                           $8.10 per hour

                  TOTAL CPFF:                        $2,572,000                         $102.88 per hour


H-6.1.2  AVAILABLE HOURS:  2nd OPTION YEAR/25,000 MANHOURS

                                                  25,000 Manhours                  Less than 25,000 Manhours
                                                  ---------------                  -------------------------

                  Estimated Cost:                    $2,425,500                          $97.18 per hour

                  Fixed Fee:                           $211,750                           $8.31 per hour

                  TOTAL CPFF:                        $2,637,250                         $105.49 per hour


H-6.1.3  AVAILABLE HOURS:  3rd OPTION YEAR/20,000 MANHOURS

                                                  25,000 Manhours                  Less than 25,000 Manhours
                                                  ---------------                  -------------------------

                  Estimated Cost:                    $1,983,400                          $99.17 per hour

                  Fixed Fee:                           $170,400                           $8.52 per hour

                  TOTAL CPFF:                        $2,153,800                         $107.69 per hour


H-6.1.4 The total number of hours optioned and scheduled for performance in each 12 month option performance period, as of the end of the 11th month of the option performance period, shall determine which estimated cost and fixed fee is applicable. If the complete level-of-effort (25,000 manhours 1st and 2nd years, 20,000 manhours 3rd year) is optioned, in total or by increments, and scheduled to be performed within the 12 month performance period, the 100 percent option price shall be applicable for the total option quantity upon exercise of the last increment. The incremental estimated cost and fixed fee is applicable for any increment(s) less than the full level of effort.


                                 (end of clause)

CONTINUATION SHEET         Reference No. of Document Being Continued        Page
                           DAAE07-97-C-X028                                  25

Name of Offeror of Contractor      O GARA-HESS & EISENHARDT ARMORING


                           PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.


                  CLAUSE TITLE                                                          REFERENCE                    DATE

1.       DEFINITIONS                                                                    52.202-1                  (OCT 1995)
2.       GRATUITIES                                                                     52.203-3                  (APR 1984)
3.       COVENANT AGAINST CONTINGENT FEES                                               52.203-3                  (APR 1984)
4.       RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT                          52.203-5                  (JUL 1995)
5.       ANTI-KICKBACK PROCEDURES                                                       52.203-7                  (JUL 1995)
6.       PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY                       52.203-10                 (SEP 1990)
7.       LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
         TRANSACTIONS                                                                   52.203-12                 (JAN 1990)
8.       PRINTING/COPYING DOUBLE-SIDED OR RECYCLED PAPER                                52.204-4                  (JUN 1996)
9.       PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING
         WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR
         DEBARMENT                                                                      52.209-6                  (JUL 1995)
10.      AUDIT AND RECORDS - NEGOTIATIONS                                               52-215-2                  (AUG 1996)
11.      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA                             52.215.22                 (OCT 1995)
12.      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING
         DATA - MODIFICATIONS                                                           52.215-23                 (OCT 1995)
13.      SUBCONTRACTOR COST OR PRICING DATA                                             52.215-24                 (OCT 1995)
14.      SUBCONTRACTOR COST OR PRICING DATA - MODIFICATIONS                             52.215-25                 (OCT 1995)
15.      TERMINATION OF DEFINED BENEFIT PENSION PLANS                                   52.215-27                 (MAR 1996)
16.      ORDER OF PRECEDENCE                                                            52-215-33                 (JAN 1986)
17.      REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT
         BENEFITS OTHER THAN PENSIONS(PRB)                                              52.215-39                 (MAR 1996)
18.      NOTIFICATION OF OWNERSHIP CHANGES                                              52.215-40                 (FEB 1995)
19.      ALLOWABLE COST AND PAYMENT                                                     52.216-7                  (AUG 1996)
20.      FIXED FEE                                                                      52.216-8                  (APR 1984)
21.      UTILIZATION OF SMALL, SMALL DISADVANTAGED, AND WOMEN-OWNED
         SMALL BUSINESS CONCERNS                                                        52.219-8                  (OCT 1995)
22.      SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS
         SUBCONTRACTING PLAN                                                            52.219-9                  (AUG 1996)
23.      LIQUIDATED DAMAGES - SUBCONTRACTING PLAN                                       52.219-16                 (OCT 1995)
24.      NOTICE TO THE GOVERNMENT OF LABOR DISPUTES                                     52.222-1                  (APR 1984)
25.      WALSH-HEALEY PUBLIC CONTRACTS ACT                                              52.222-20                 (APR 1984)
26.      EQUAL OPPORTUNITY                                                              52.222-26                 (APR 1984)
27.      EQUAL OPPORTUNITY PREAWARD CLEARANCE OF SUBCONTRACTS                           52.222-28                 (APR 1984)
28.      AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA
         VETERANS                                                                       52.222-35                 (APR 1984)
29.      AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS                                     52.222-36                 (APR 1984)
30.      EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND
         VETERANS OF THE VIETNAM ERA                                                    52.222-37                 (JAN 1988)
31.      CLEAN AIR AND WATER                                                            52.223-2                  (APR 1984)
32.      DRUG FREE WORKPLACE                                                            52.223-6                  (JUL 1990)
33.      REFRIGERATION EQUIPMENT AND AIR CONDITIONERS                                   52.223-12                 (MAY 1995)
34.      RESTRICTIONS ON CERTAIN FOREIGN PURCHASES                                      52.225-11                 (OCT 1996)

CONTINUATION SHEET           Reference No. of Document Being Continued      Page
                             DAAE07-97-C-X028                                26

Name of Offeror of Contractor      O GARA-HESS & EISENHARDT ARMORING


35.      UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED
         ECONOMIC ENTERPRISES                                                           52.226-1                 (SEP 1996)
36.      AUTHORIZATION AND CONSENT                                                      52.227-1                 (JUL 1995)
37.      NOTICE AND ASSISTANCE REGARDING PATIENT AND COPYRIGHT
         INFRINGEMENT                                                                   52.227-2                 (AUG 1996)
38.      INSURANCE - LIABILITY TO THIRD PERSONS                                         52.228-7                 (MAR 1996)
39.      LIMITATION OF WITHHOLDING OF PAYMENTS                                          52.232-9                 (APR 1984)
40.      INTEREST                                                                       52.232-17                (JUN 1996)
41.      LIMITATION OF COST                                                             52.232-20                (APR 1984)
42.      ASSIGNMENT OF CLAIMS                                                           52.232-23                (JAN 1986)
43.      PROMPT PAYMENT                                                                 52.232-25                (MAR 1994)
44.      MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT                    52.232-33                (AUG 1996)
45.      DISPUTES                                                                       52.233-1                 (OCT 1995)
46.      PROTEST AFTER AWARD - ALTERNATE I (AUG 1996)                                   52.233-3                 (JUN 1995)
47.      NOTICE OF INTENT TO DISALLOW COSTS                                             52.242-1                 (APR 1984)
48.      PENALTIES FOR UNALLOWABLE COSTS                                                52.242-3                 (OCT 1995)
49.      BANKRUPTCY                                                                     52.242-13                (JUL 1995)
50.      CHANGES - COST - REIMBURSEMENT                                                 52.243-2                 (AUG 1987)
51       NOTIFICATION OF CHANGES                                                        52.243-7                 (APR 1984)
52.      SUBCONTRACTS (COST-REIMBURSEMENT AND LETTER CONTRACTS) -
         ALTERNATE I (MAR 1996)                                                         52.244-2                 (AUG 1996)
53.      COMPETITION IN SUBCONTRACTING                                                  52.244-5                 (JAN 1996)
54.      GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL,
         OR LABOR-HOUR CONTRACTS)                                                       52.245-5                 (JAN 1986)
55.      LIMITATION OF LIABILITY                                                        52.246-23                (APR 1984)
56.      TERMINATION (COST-REIMBURSEMENT)                                               52.249-6                 (SEP 1996)
57.      EXCUSABLE DELAYS                                                               52.249-14                (APR 1984)
58.      COMPUTER GENERATED FORMS                                                       52.253-1                 (JAN 1991)
59.      SPECIAL PROHIBITION ON EMPLOYMENT                                              252.203-7001             (NOV 1995)
60.      CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT                                   252.204-7003             (APR 1992)
61.      ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE
         INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES
         (INF) TREATY                                                                   252.209-7000             (NOV 1995)
62.      PRICING ADJUSTMENTS                                                            252.215-7000             (DEC 1991)
63.      COST ESTIMATING SYSTEM REQUIREMENTS                                            252.215-7002             (DEC 1991)
64.      SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS
         SUBCONTRACTING PLAN (DOD CONTRACTS)                                            252.219-7003             (NOV 1995)
65.      PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES                                    252.225-7012             (NOV 1995)
66.      PREFERENCE FOR DOMESTIC SPECIALTY METALS (ALT 1 - DEC 1991)                    252.225-7014             (NOV 1995)
67.      RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS                         252.225-7016             (SEP 1996)
68.      FOREIGN SOURCE RESTRICTIONS                                                    252.225-7025             (SEP 1996)
69.      REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES                    252.225-7026             (NOV 1995)
70.      SECONDARY ARAB BOYCOTT OF ISRAEL                                               252.225-7031             (JUN 1992)
71.      TECHNICAL DATA - WITHHOLDING OF PAYMENT                                        252.227-7030             (OCT 1988)
72.      REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON FINDING
         OF FRAUD                                                                       252.232-7006             (AUG 1992)
73.      CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR
         RELIEF                                                                         252.233-7000             (MAY 1994)

I-2      REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY - MODIFICATION
         52.203-9                                                                                                (SEP 1995)


CONTINUATION SHEET         Reference No. of Document Being Continued       Page
                           DAAE07-97-C-X028                                 27

Name of Offeror of Contractor      O GARA-HESS & EISENHARDT ARMORING


         (a) DEFINITIONS. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

         (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

         (c) CERTIFICATION. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification. The certification in paragraph (c)(2) of this clause is not required for a modification which procures commercial items.


         CERTIFICATE OF PROCUREMENT INTEGRITY - MODIFICATION (Nov 1990)

         (1) I, _________________ (name of certifier), am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or
(f) of the Office of Federal Procurement Policy Act, as amended * (41 U.S.C.
423), (hereinafter referred to as THE ACT), as implemented in the FAR, occurring during the conduct of this procurement ________________________________________.
                                         (contract and modification number)

         (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of __________________________________ (Name of
Offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or
(f) of the Act, as implemented in the FAR, pertaining to this procurement.

         (3) Violations or possible violations: (CONTINUE ON PLAIN BOND PAPER IF NECESSARY AND LABEL CERTIFICATE OF PROCUREMENT INTEGRITY - MODIFICATION (CONTINUATION SHEET), ENTER NONE IF NONE EXISTS).
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Signature of the Officer or Employee Responsible for the Modification Proposal and date)


________________________________________________________________________________
(Typed name of the Officer or Employee Responsible for the Modification
Proposal)


________________________________________________________________________________
*Subsections 27 (a), (b), and (d) are effective on December 1, 1990.  Subsection
 27 (f) is effective on June 1, 1991.


THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.


                             (End of Certification)

         (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification by the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989) the contractor shall ensure that an individual who has so certified is notified that
Section 27 has been reinstated. These certifications shall be

CONTINUATION SHEET        Reference No. of Document Being Continued         Page
                          DAAE07-97-C-X028                                   28

Name of Offeror of Contractor      O GARA-HESS & EISENHARDT ARMORING


obtained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

         (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

                                 (End of clause)


I-3      OZONE-DEPLETING SUBSTANCES
         52.223-11                                                   (JUN 1996)

         (a)  Definition
         OZONE-DEPLETING SUBSTANCE, as used in this clause, means any substance designated as Class I by the Environmental Protection Agency (EPA) (40 CFR Part
82), including but not limited to chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or any substance designated as Class II by EPA (40 CFR Part 82), including but not limited to hydrochlorofluorocarbons.
         (b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j(b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:
         WARNING: Contains (or manufactured with, if applicable) _____________________ * _____________________, a substance(s) which harm(s)
public health and environment by destroying ozone in the upper atmosphere.
         *The Contractor shall insert the name of the substance(s).

                                 (End of clause)


I-4      AUTHORIZED DEVIATIONS IN CLAUSES
         52.252-6                                                    (APR 1984)

         (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the clause.

         (b) The use in this solicitation or contract of any DoD FAR Supplement (DFARS) (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

                                 (End of clause)


I-5      PREFERENCE FOR DOMESTIC HAND OR MEASURING TOOLS
         252.225-7015                                                (DEC 1991)

         The Contractor agrees to deliver under this contract only hand or measuring tools produced in the United States or its possessions.

                                 (End of clause)


I-6      TRANSPORTATION OF SUPPLIES BY SEA
         252.247-7023                                                (NOV 1995)

         (a)  Definitions.

As used in this clause --

              (1) COMPONENTS means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

CONTINUATION SHEET         Reference No. of Document Being Continued        Page
                           DAAE07-97-C-X028                                  29

Name of Offeror of Contractor      O GARA-HESS & EISENHARDT ARMORING


               (2) DEPARTMENT OF DEFENSE (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

               (3) FOREIGN FLAG VESSEL means any vessel that is not a U.S.-flay vessel.

               (4) OCEAN TRANSPORTATION MEANS any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

               (5) SUBCONTRACTOR means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract. However, effective May 1, 1996, the term does not include a supplier, materialman, distributor, or vendor of commercial items or commercial components.

               (6) SUPPLIES means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

                    (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

                   (ii) SUPPLIES includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

               (7) U.S.-FLAG VESSEL means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

         (b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flay vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that --

               (1) U.S.-flag vessels are not available for timely shipment;

               (2) The freight charges are not inordinately excessive or unreasonable; or

               (3) Freight charges are higher than charges to private persons for transportation of like goods.

         (c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum
--

               (1) Type, weight, and cube of cargo;

               (2) Required shipping date;

               (3) Special handling and discharge requirements;

               (4) Loading and discharge points;

               (5) Name of shipper and consignee;

               (6) Prime contract number; and

               (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message

CONTINUATION SHEET     Reference No. of Document Being Continued            Page
                       DAAE07-97-C-X028                                      29

Name of Offeror of Contractor      O GARA-HESS & EISENHARDT ARMORING


letters will be sufficient for this purpose.

         (d) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information --

               (1)  Prime contract number;

               (2)  Name of vessel;

               (3)  Vessel flag of registry;

               (4)  Date of loading;

               (5)  Port of loading;

               (6)  Port of final discharge;

               (7)  Description of commodity;

               (8)  Gross weight in pounds and cubic feet if available;

               (9)  Total ocean freight in U.S. dollars; and

               (10) Name of steamship company.

         (e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief --

               (1) No ocean transportation was used in the performance of this contract;

               (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

               (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non- U.S.-flag ocean transportation; or

               (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

                     ITEM            CONTRACT
                  DESCRIPTION       LINE ITEMS        QUANTITY

               TOTAL

         (f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

         (g) The Contract shall include this clause, including this paragraph
(g) in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.

                                 (End of clause)

                              DOCUMENT SUMMARY LIST
                                     FOR THE
                           UP-ARMORED HEAVY HMMWV STS



DOCUMENT NUMBER                    DOCUMENT TITLE                               DOCUMENT
(Contract Reference)                                                            DATE
APPLICABLE TAILORING
(Sequence Number)


1.a.     DAAE07-97-C-X028          Statement of Work                            1996

1.b.     DI-MGMT-80061A            Engineering and Technical Services           28 Mar 91
         (Sec. C.3.4; C.3.7)       Accomplishment Report

1.c.     DI-FNCL-80912(T)          Performance and Cost Report                  06 Oct 89
         (Sec. C.2.3)
         Tailored as follows: Additional statement of Estimated Variance is included. Actual rates on a year-to-date basis compared to budgeted rates, and on overall contract-to-date dollar variance.

1.d.     DI-ADMN-81250A            Conference Minutes                           17 Apr 92
         (Sec. C.2.2.)

1.e.     DI-ADMN-80424(T)          Photographic Records of Equipment            26 Aug 87
         (Sec. C.3.8.1)
         Tailored as follows: If slides provided, 2x2 frame material may be commercial standard. View requirement may be modified as long as subject is adequately defined. Photographic prints or slides shall show excellent detail and shall be color suitable for reproduction; black and white is no longer accepted format.

1.f.     DI-FNCL-81116             Manhour Estimate Technical Cost              19 Dec 90
         (Sec. C.1.1)              Proposals


------------------------------------------------------------------------------------------
2.a.     EIA-RS-330                Video Records Format                         Undated

2.b.     EIA-RS-170                Video Records Format                         Undated

2.c.     DI-MISC-80737(T)          Magnetic Tape Cartridges Vide Data           17 Jan 89
         (Sec. C.3.8.2.)           and Voice Records

         Tailored as follows: Commercial format and tape size acceptable.
         Auxiliary Data Sheet dates will only be prepared if specifically directed. In Block 10, delete paragraphs 10.2, 10.3.2, and 10.4.2.4 through 10.4.2.12.





--------------------------------------------------------------------------------------------
3.a.     MIL-T-31000              Technical Data Packages General             30 Sep 91
                                  Specification                               Int. Amend. 2

3.b.     DOD-STD-00100D           Engineering Drawing Practices               03 Apr 87

3.c.     ANSI-Y-14.5M             Dimensioning and Tolerancing                01 Jan 82

3.d.     DI-DRPR-81000            Product Drawings and Associated             11 Nov 89
         (Sec. C.3.6)             Lists

--------------------------------------------------------------------------------------------
4.a.     MIL-STD-882C             System Safety Program Requirements          19 Jan 93
         (Sec. C.6.1.4)

4.b.     DI-SAFT-80102A           Safety Assessment Report (SAR)              19 Jan 93
         (Sec. C.6.1.2)



--------------------------------------------------------------------------------------------
5.       MIL-STD-1472D            Human Engineering Design Criteria           10 Feb 94
         (Sec. C.6.2.1)           for Military Systems Notice 3
                                  Equipment and Facilities



--------------------------------------------------------------------------------------------
6.       MIL-STD-209H             Sling and Tiedown Provisions For            28 Jun 91
         (Sec. C.9.1, C.9.2)      Lifting and Tying Down Military
                                  Equipment



--------------------------------------------------------------------------------------------
7.       MIL-STD-810E             Environmental Test Methods                  01 Sep 93
         (Sec. C.9.1, C.9.2)      and Engineering Guidelines                  Amend. 2



--------------------------------------------------------------------------------------------
8.       MIL-STD-1791             Designing for Internal Aerial Delivery      15 Apr 86
         (Sec. C.9.1, C.9.2)      In Fixed Wing Aircraft                      Amend. 1
                                                                              Notice 1



--------------------------------------------------------------------------------------------
9.       MIL-STD-669B             Loading Environmental and Related           27 Mar 92
         (Sec. C.9.1, C.9.2)      Requirement For Platform                    Notice 1


--------------------------------------------------------------------------------------------
10.      MIL-STD-814C             Requirement for Tiedown Suspension             23 Feb 93
         (Sec. C.9.1, C.9.2)      and Extraction Provisions on Military
                                  Material for Airdrop
--------------------------------------------------------------------------------------------
11.a.    MIL-T-24960A             Truck Lift Diesel Engine Driven                08 Mar 94
                                  Pneumatic Rubber Tires with Top
                                  Handler for Handling Cargo Containers

11.b.    MIL-STD-1366C            Transportability Criteria                      27 Feb 92

11.c.    DI-PACK-80880A(T)        Transportability Report                        15 Jan 93
         (Sec. C.9.1; C.9.2)
         Tailored as follows: In Block 10, delete paragraph 10.4.7.b, 10.4.7.c,
         10.4.7.d; 10.4.8.1a through 10.4.8.1c; 10.4.8.2; 10.4.8.3a through
         10.4.8.3c; 10.4.8.4; 10.4.8.5a through 10.4.8.5e; 10.4.8.6a, 10.4.8.6b;
         10.4.9; 10.4.10; 10.4.19, 10.4.21.6; 10.4.21.8; 10.4.21.9; 10.4.21.10;
         10.4.22; 10.4.23.
--------------------------------------------------------------------------------------------
12.      ISO 9001                  Quality System Model for Quality              1994
         (Sec. C.5.1; C.5.1.1)     Assurance in Design, Development,
                                   Production, Installation, and Servicing
--------------------------------------------------------------------------------------------
13.      MIL-Q-9858(A)             Quality Program Requirements                  08 Mar 85
         (Sec. C.5.1; C.5.1.1)                                                   Amend. 2
--------------------------------------------------------------------------------------------
14.      MIL-STD-1840B             Automated Interchange Technical               03 Nov 92
         (DD Form 2554-I)          Information
--------------------------------------------------------------------------------------------
15.      MIL-R-28002B              Raster Graphics Representation in             30 Sep 93
         (DD Form 2554-I)          Binary Format Requirement                     Amend. 1
--------------------------------------------------------------------------------------------

                                   END OF DSL

CONTRACT DATA REQUIREMENTS LIST

A.       CONTRACT LINE ITEM NO.

B.       EXHIBIT NO.

C.       CATEGORY:
         TOP___________________  TM____________________  OTHER_________________

D.       SYSTEM/ITEM

                  HMMWV-UP ARMORED

E.       CONTRACT/PR. NO.

F.       CONTRACTOR

1.       DATA ITEM NO.

2.       TITLE OF DATA ITEM ENGINEERING AND TECHNICAL SERVICES
         ACCOMPLISHMENT REPORTS

3.       SUBTITLE

4.       AUTHORITY (Data Acquisition Document No.)

                  DI-MGMT-80061A

5.       CONTRACT REFERENCE

                  C.3.4; C.3.7

6.       REQUIRING OFFICE

                  SFAE-TWV-LTV

7.       DD 250 REQ

                  LT

8.       APP CODE

9.       DIST STATEMENT REQUIRED

10.      FREQUENCY

                  ASREQ

11.      AS OF DATE

                  SEE BLK 16

12.      DATE OF FIRST SUBMISSION

                  SEE BLK 16

13.      DATE OF SUBSEQUENT SUBMISSION

                  SEE BLK 10 & 16

14.      DISTRIBUTION

         A.       ADDRESSEE              B.       COPIES
                                                  DRAFT    REG      REPR
                  SFAE-TWV-TVL                             1        0
                  AMSTA-TR-E/LTV                           1        0
                  AMSTA-IM-HLA                             1        O

15.      TOTAL                                             3        0

1.       DATA ITEM NO.

2.       TITLE OF DATA ITEM

                  PERFORMANCE AND COST REPORT

3.       SUBTITLE

4.       AUTHORITY (Data Acquisition Document No.)

                  DI-FNCL-80912

5.       CONTRACT REFERENCE

                  C.2.3

6.       REQUIRING OFFICE

                  SFAE-TWV-LTV

7.       DD 250 REQ

                  LT

8.       APP CODE

9.       DIST. STATEMENT

10.      FREQUENCY

                  MTHLY

11.      AS OF DATE

12.      DATE OF FIRST SUBMISSION

                  SEE BLK 16

13.      DATE OF SUBSEQUENT SUBMISSION

                  SEE BLK 10 & 16

14.      DISTRIBUTION

         A.       ADDRESSEE                  B.       COPIES
                                                      DRAFT    REG      REPR
                  SFAE-TWV-TVL                                 1        0
                  AWTA-_____-___                               1        0

15.      TOTAL                                                 1        0

16.      REMARKS

         REPORT IS REQUIRED MONTHLY AS SOON AS POSSIBLE AFTER THE CLOSE OR END OF THE MONTH AND WILL BE FURNISHED EACH MONTH THROUGH THE DURATION OF THE CONTRACT; AND WHEN SPECIFIED BY AUTHORIZED WORK DIRECTIVE.

1.       DATA ITEM NO.

2.       TITLE OF DATA ITEM

                  CONFERENCE MINUTES

3.       SUBTITLE

4.       AUTHORITY (Data Acquisition Document No.)

                  DI-ADMN-81250A

5.       CONTRACT REFERENCE

                  C.2.2

6.       REQUIRING OFFICE

                  SFAE-TWV-LTV

7.       DD 250 REQ

                  LT

8.       APP CODE

9.       DIST STATEMENT

                  REQUIRED

10.      FREQUENCY

                  MTHLY

11.      AS OF DATE

12.      DATE OF FIRST SUBMISSION

                  SEE BLK 16

13.      DATE OF SUBSEQUENT SUBMISSION

                  SEE BLK 10 & 16

14.      DISTRIBUTION

         A.       ADDRESSEE               B.       COPIES
                                                   DRAFT    REG      REPR
                  SFAE-TWV-TVL                              1        0
                  SEE BLK 16

15.      TOTAL                                              1        0

16.      REMARKS

                  MINUTES DUE WITHIN 5 WORKING DAYS FOLLOWING THE MONTHLY PROJECT STATUS MEETING* THE CONTRACTOR SHALL PROVIDE 1 COPY OF THE MEETING MINUTES TO THE COTR AND EACH GOVERNMENT ATTENDEE.

1.       DATA ITEM NO.

2.       TITLE OF DATA ITEM

                  PHOTOGRAPHIC RECORDS OF EQUIPMENT

3.       SUBTITLE

4.       AUTHORITY (Data Acquisition Document No.)

                  DI-ADMN-80424(T)

5.       CONTRACT REFERENCE

                  C.3.8.1

6.       REQUIRING OFFICE

                  SFAE-TWV-LTV

7.       DD 250 REQ

                  LT

8.       APP CODE

9.       DIST STATEMENT

                  REQUIRED

10.      FREQUENCY

                  ASREQ

11.      AS OF DATE

12.      DATE OF FIRST SUBMISSION

                  SEE BLK 16

13.      DATE OF SUBSEQUENT SUBMISSION

                  SEE BLK 16

14.      DISTRIBUTION

         A.       ADDRESSEE               B.       COPIES
                                                   DRAFT    REG      REPR
                  SFAE-TWV-TVL                              1        0


15.      TOTAL                                              1        0

16.      REMARKS

                  AS AUTHORIZED BY WORK DIRECTIVE AND PROJECT REQUEST. TAILORING IF SLIDES PROVIDED, 2X2 FRAME MATERIAL MAY BE COMMERCIAL STANDARD. VIEW REQUIREMENT MAY BE MODIFIED AS LONG AS SUBJECT IS ADEQUATELY DEFINED.

G.       PREPARED BY

                  JAMIE YOUNG
                  /S/ JAMIE YOUNG
                  -----------------
H.       DATE

                  29 APR 96

I.       APPROVED BY

                  ANTHONY A. SHAW
                  /S/ ANTHONY A. SHAW
                  --------------------
J.       DATE

                  12 JULY 96

CONTRACT DATA REQUIREMENTS LIST

A.       CONTRACT LINE ITEM NO.

B.       EXHIBIT NO.

C.       CATEGORY:
         TDP___________________  TM____________________  OTHER__________________

D.       SYSTEM/ITEM

                  HMMWV-UP ARMORED

E.       CONTRACTOR/PR MO.

F.       CONTRACTOR

1.       DATA ITEM NO.

2.       TITLE OF DATA ITEM MAGNETIC TAPE CARTRIDGES, VIDEO DATA AND VOICE
         RECORDS

3.       SUBTITLE

4.       AUTHORITY (Data Acquisition Document No.)

                  DI-misc-80738(T)

5.       CONTRACT REFERENCE

                  C.3.8.2

6.       REQUIRING OFFICE

                  SFAE-TWV-LTV

7.       DD 250 REQ

                  LT

8.       APP CODE

9.       DIST STATEMENT REQUIRED

                  REQUIRED

10.      FREQUENCY

                  ASREQ

11.      AS OF DATE

12.      DATE OF FIRST SUBMISSION

                  SEE BLK 16

13.      DATE OF SUBSEQUENT SUBMISSION

                  SUBMISSION SEE BLK 16

14.      DISTRIBUTION

         A.       ADDRESSEE             B.       COPIES
                                                 DRAFT    REG      REPR
                  SFAE-TWV-LTV                            0        1
                                                          0        0

15.      TOTAL                                            0        1

1.       DATA ITEM NO.

2.       TITLE OF DATA ITEM

                  MANHOUR ESTIMATE TECHNICAL COST PROPOSAL

3.       SUBTITLE

4.       AUTHORITY (Data Acquisition Document No.)

                  DI-FNCL-81116

5.       CONTRACT REFERENCE

                  C.1.1

6.       REQUIRING OFFICE

                  SFAE-TWV-LTV

7.       DD 250 REQ

                  LT

8.       APP CODE

9.       DIST. STATEMENT

10.      FREQUENCY

                  ASREQ

11.      AS OF DATE

12.      DATE OF FIRST SUBMISSION

                  SEE BLK 16

13.      DATE OF SUBSEQUENT SUBMISSION

                  SEE BLK 16

14.      DISTRIBUTION

         A.       ADDRESSEE                B.       COPIES
                                                    DRAFT    REG      REPR
                  SFAE-TWV-TVL                               1


15.      TOTAL                                               1

16.      REMARKS

         AS AUTHORIZED BY WORK DIRECTIVE. WHEN THE EFFORT IS EXPECTED TO EXCEED 80 MAN HOURS.

1.       DATA ITEM NO.

2.       TITLE OF DATA ITEM

                  PRODUCT DRAWINGS AND ASSOCIATED LIST

3.       SUBTITLE

4.       AUTHORITY (Data Acquisition Document No.)

                  DI-DRPR-81000

5.       CONTRACT REFERENCE

                  C.3.6

6.       REQUIRING OFFICE

                  AMSTA-TR-E/TVL

7.       DD 250 REQ

                  DO

8.       APP CODE

9.       DIST STATEMENT

                  REQUIRED

10.      FREQUENCY

                  ASREQ

11.      AS OF DATE

12.      DATE OF FIRST SUBMISSION

                  SEE BLK 16

13.      DATE OF SUBSEQUENT SUBMISSION

                  SEE BLK 16

14.      DISTRIBUTION

         A.       ADDRESSEE              B.       COPIES
                                                  DRAFT    REG      REPR
                  AMSTA-TR-E/TVL                  1        1        1


15.      TOTAL                                    1        1        1

16.      REMARKS

                  AS AUTHORIZED BY WORK DIRECTIVE.  SEE ATTACHED FORM 2554-1.

1.       DATA ITEM NO.

                  NOT USED

2.       TITLE OF DATA ITEM

3.       SUBTITLE

4.       AUTHORITY (Data Acquisition Document No.)

5.       CONTRACT REFERENCE

6.       REQUIRING OFFICE

7.       DD 250 REQ

8.       APP CODE

9.       DIST STATEMENT

                  REQUIRED

10.      FREQUENCY

11.      AS OF DATE

12.      DATE OF FIRST SUBMISSION

13.      DATE OF SUBSEQUENT SUBMISSION

                  SUBMISSION

14.      DISTRIBUTION

         A.       ADDRESSEE              B.       COPIES
                                                  DRAFT    REG      REPR
                                                                    0


15.      TOTAL                                                      0

16.      REMARKS

G.       PREPARED BY

                  JAMIE YOUNG
                  /S/ JAMIE YOUNG
                  ------------------
H.       DATE

                  29 APR 96

I.       APPROVED BY

                  ANTHONY A. SHAW
                  /S/ ANTHONY A. SHAW
                  -------------------

J.       DATE

                  12 JULY 96

CONTRACT DATA REQUIREMENTS LIST

A.       CONTRACT LINE ITEM NO.

B.       EXHIBIT NO.

C.       CATEGORY:
         TDP___________________   TM____________________  OTHER_________________

D.       SYSTEM/ITEM

                  HMMWV-UP ARMORED

E.       CONTRACTOR/PR MO.

F.       CONTRACTOR

1.       DATA ITEM NO.

2.       TITLE OF DATA ITEM SAFETY ASSESSMENT REPORT

3.       SUBTITLE

4.       AUTHORITY (Data Acquisition Document No.)

                  DI-SAFT-80102A

5.       CONTRACT REFERENCE

                  C.6.1.2

6.       REQUIRING OFFICE

                  AMSTA-CS-CZ

7.       DD 250 REQ

                  LT

8.       APP CODE

                  A

9.       DIST STATEMENT REQUIRED

                  REQUIRED

10.      FREQUENCY

                  ASREQ

11.      AS OF DATE

                  SEE BLK 16

12.      DATE OF FIRST SUBMISSION

                  SEE BLK 16

13.      DATE OF SUBSEQUENT SUBMISSION

                  SUBMISSION SEE BLK 10 & 16

14.      DISTRIBUTION

         A.       ADDRESSEE             B.       COPIES
                                                 DRAFT    REG      REPR
                  AMSTA-CS-CZ                    1        1        0

15.      TOTAL                       1        1        0

16.      REMARKS

         REQUIRED ONLY IF GOVERNMENT TESTING IS AUTHORIZED. DRAFT DUE WITHIN 30 DAYS OF NOTIFICATION. GOVERNMENT WILL REVIEW WITHIN 30 DAYS. FINAL DUE WITHIN 60 DAYS PRIOR TO NOTIFICATION OF SCHEDULED TESTING.

1.       DATA ITEM NO.

2.       TITLE OF DATA ITEM

                  TRANSPORTABILITY REPORT

3.       SUBTITLE

4.       AUTHORITY (Data Acquisition Document No.)

                  DI-PACK-80880A(T)

5.       CONTRACT REFERENCE

                  C.9.1; C.9.2

6.       REQUIRING OFFICE

                  AMSTA-TR-E/LTV

7.       DD 250 REQ

                  LT

8.       APP CODE

9.       DIST. STATEMENT

10.      FREQUENCY

                  ASREQ

11.      AS OF DATE

12.      DATE OF FIRST SUBMISSION

                  SEE BLK 16

13.      DATE OF SUBSEQUENT SUBMISSION

                  SUBMISSION SEE BLK 10 & 16

14.      DISTRIBUTION

         A.       ADDRESSEE                B.       COPIES
                                                    DRAFT    REG      REPR
                  AMSTA-TR-E/LTV                             1        0


15.      TOTAL                                               1        0

16.      REMARKS

         TAILORING: AS REQUIRED BY WORK DIRECTIVE. IN BLOCK 10 DELETE PARAGRAPHS 10.4.7.b, a, and d, 10.4.8.1a, b, and c, 10.4.8.2, 10.4.8.3 a, b, and
         c, 10.4.8.4, 10.4.8.5a through e, 10.4.8.6a and b, 10.4.9, 10.4.10,
         10.4.19, 10.4.21.6, 10.4.21.8, 10.4.21.9, 10.4.21.10, 10.4.22, 10.4.23

1.       DATA ITEM NO.

                  NOT USED

2.       TITLE OF DATA ITEM

3.       SUBTITLE

4.       AUTHORITY (Data Acquisition Document No.)

5.       CONTRACT REFERENCE

6.       REQUIRING OFFICE

7.       DD 250 REQ

8.       APP CODE

9.       DIST STATEMENT

                  REQUIRED

10.      FREQUENCY

11.      AS OF DATE

12.      DATE OF FIRST SUBMISSION

13.      DATE OF SUBSEQUENT SUBMISSION

                  SUBMISSION

14.      DISTRIBUTION

         A.       ADDRESSEE            B.       COPIES
                                                DRAFT    REG      REPR



15.      TOTAL

16.      REMARKS

1.       DATA ITEM NO.

                  NOT USED

2.       TITLE OF DATA ITEM

3.       SUBTITLE

4.       AUTHORITY (Data Acquisition Document No.)

5.       CONTRACT REFERENCE

6.       REQUIRING OFFICE

7.       DD 250 REQ

8.       APP CODE

9.       DIST STATEMENT

                  REQUIRED

10.      FREQUENCY

11.      AS OF DATE

12.      DATE OF FIRST SUBMISSION

13.      DATE OF SUBSEQUENT SUBMISSION

                  SUBMISSION

14.      DISTRIBUTION

         A.       ADDRESSEE               B.       COPIES
                                                   DRAFT    REG      REPR



15.      TOTAL

16.      REMARKS

G.       PREPARED BY

                  JAMIE YOUNG
                  /S/ JAMIE YOUNG
                  ----------------

H.       DATE

                  29 APR 96

I.       APPROVED BY

                  ANTHONY A. SHAW
                  /S/ ANTHONY A. SHAW
                  -------------------

J.       DATE

                  12 JULY 96

DATA ITEM DESCRIPTION

1.       TITLE

                  Engineering and Technical Services Accomplishment Report

2.       IDENTIFICATION NUMBER

                  DI-MGMT-80061A

3.       DESCRIPTION/PURPOSE

                  3.1 The Engineering and Technical Services Accomplishment Report records progress on engineering tasks, services, and contractor internal control schedules utilized to manage and control the Engineering Services Activities.

                  3.2 The report provides advice, instruction, or training on how to install, maintain, and operate weapons, equipments and systems in a high state of readiness.

4.       APPROVAL DATE

                  (YYMMDD) 91/03/28

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  A/MICON

6a.      DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement as delineated in the contract.

                  7.2 This DID shall be used in conjunction with DI-MISC-80748, Engineering Services Memorandum.

                  7.3 This DID supersedes DI-MGMT-800061 and DI-MGMT-80893.

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  A6091

10.      PREPARATION INSTRUCTIONS

                  10.1 FORMAT. The Performance and Cost Report format shall be contractor selected. Unless effective presentation would be degraded, the initially used format arrangement shall be used for all subsequent submissions.

                  10.2 CONTENT. The Engineering and Technical Services Accomplishment Report shall (a) cover the progress on each active Engineering Services Memorandum (ESM) and (b) delineate the following:

                  10.2.1   Contract number.

                  10.2.2   Contract services authority date and serial number.

                  10.2.3   Location where services were performed.

                  10.2.4 Names of contractor personnel performing the services.

                  10.2.5 Date services were performed and number of man days or manhours experienced.

                  10.2.6 Name of the procuring activity's technical representative (or designated technical representative) present during performance of the services.

                  10.2.7   Table of Contents (List all ESMs).

                  10.2.8 A statement of each ESM summarizing the work accomplished and objectives attained to the last day of the reporting period. This statement shall also reflect progress versus planned milestone objectives and projections of work accomplishment.

11.      DISTRIBUTION STATEMENT

                  DISTRIBUTION STATEMENT A:
                  Approved for public release; distribution is unlimited

CONTINUATION SHEET

Reference No. of Document Being Continued

                  DAAE07-97-C-X028

Page 23 of 30

Name of Offeror or Contractor

                  O'GARA-HESS & EISENHARDT ARMORING

         "Government ACRI costs" means those Army costs that result directly from developing and implementing the ACRI proposals, each as any net increases in the cost of testing, operations, maintenance, and logistics support. The term does not include the normal administrative costs of processing the ACRI proposal.

         "Implemented ACRIs" means those ACRIs for which a contract modification has been executed to implement.

         "Instant contract" means this contract, under which the ACRI proposal is submitted and implemented.

         "Unit" means the item or task to which the Contracting Officer and the contractor agree the ACRI applies.

         (c) Sharing rates. The contractor's share in contract savings shall be fifty percent (50%) for the first year after implementation of the ACRI, forty percent (40%) for the second year, and thirty percent (30%) for each additional year, until termination or expiration of the contract.

         (d) Calculating contract savings. The example set forth below is intended to serve as a guideline for calculating and allocating calculation of contract savings. Actual methodology to determine how savings will be calculated and allocated between the contractor and the Government will be developed, applied and mutually agreed to on a case-by-case basis for each ACRI.

                  (1)      Instant contract savings.

                           (i)     Determine the acquisition savings per unit.

                           (ii) Determine the number or percentage of units remaining to be completed following implementation of the ACRI.

                           (iii) Calculate the net contract savings to be realized from the effect of the ACRI through contract completion.

The contract shall be modified as described in paragraph (e).


                           Example (Instant Contract)
                           -------  ------- --------
                                   A        Acquisition savings per unit                $1,500

                                   B        Units remaining on contract at time of      800 units
                                            ACRI effectivity

                                   C        Contract savings (A x B)                    $1,200,000

                                   D        Contractor's ACRI Costs                     $200,000

                                   E        Government's ACRI Costs                     $200,000

                                   F        Net contract savings                        $800,000

                                   G        Contractor's share (50: x F)                $400,000

                                   H        Government's share         (C-(D+E+G))      $400,000

                  (2) Concurrent contract savings. Savings and sharing on concurrent contracts are computed in the same manner as for the instant contract.

                  (3) Future contract savings. Additional contractor's share of savings will be recognized in future Army contracts that are affected by an implemented ACRI. An amount equal to per-unit acquisition savings times appropriate contractor sharing rates (paragraph (c)) shall be added to the negotiated price of units to be delivered during the first three years of production or performance of future contracts, PROVIDED that data submitted by the contractor for such future contracts demonstrates that the cost savings resulting from the ACRI are reflected in the contractor's proposal to the Government. If there are no future contracts, or if they are for fewer than three years of production or performance, the contractor shall automatically relinquish any claim to the balance of any ACRI savings applicable to any such future contracts.

         (e) Contract adjustment. The modification authorizing implementation of the ACRI shall--

                  (1) Reduce the contract price or estimated cost of affected contracts by the Government's share as calculated in (d)

DATA ITEM DESCRIPTION

1.       TITLE

                  Engineering and Technical Services Accomplishment Report

2.       IDENTIFICATION NUMBER

                  DI-MGMT-80061A

3.       DESCRIPTION/PURPOSE

                  3.1 The Engineering and Technical Services Accomplishment Report records progress on engineering tasks, services, and contractor internal Control schedules utilized to manage and Control the Engineering Services Activities.

                  3.2 The report provides advice, instruction, or training on how to install, maintain, and operate weapons, equipments and systems in a high state of readiness.

4.       APPROVAL

                  (YYMMDD)  91/03/28

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  A/MICON

6a.      DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement as delineated in the contract.

                  7.2 This DID shall be used in conjunction with DI-MISC-80748, Engineering Services Memorandum.

                  7.3 This DID supersedes DI-MGMT-80061 and DI-MGMT-80893.

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  A6091

10.      PREPARATION INSTRUCTIONS

10.      PREPARATION INSTRUCTIONS

                  10.2.9 A statement as to whether any change to the item or procedures under consideration will necessitate changes another system hardware or other procedures. Any changes to other system hardware or procedures, which are necessitated by the proposed change, shall identify the item(s) or procedures affected, the estimated cost, the part number and all other pertinent information.

                  10.2.10 A summary of the work objectives and work to be accomplished during the next reporting period.

                  10.2.11 A statement on the reasons for any delay of work which occurred and the effect of the delay on the overall program. Whenever delays occur, this statement shall furnish a revised completion date and cost of the ESM.

                  10.2.12 A statement of significant problems encountered and corrective action taken or recommended.

                  10.2.13 Recommendations, if any.

                  10.2.14 Remarks.

                  10.2.15 A listing of trips made during the reporting period in conjunction with fulfilling the requirements of this contract. This listing shall state where and when the trip was made, who was contacted, state the objectives of each trip and the degree of accomplishment of each objective.

                  10.2.16 A summary of any recommended change revisions to existing technical manuals and plans. Describe the contractor's technical efforts and list any required spare parts installed in the repair or adjustment of any equipment or system.

11.      DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A:

                  Approved for public release; distribution is unlimited

DATA ITEM DESCRIPTION

1.       TITLE

                  Engineering and Technical Services Accomplishment Report

2.       IDENTIFICATION NUMBER

                  DI-MGMT-80061A

3.       DESCRIPTION/PURPOSE

                  3.1 The Engineering and Technical Services Accomplishment Report records progress on engineering tasks, services, and contractor internal control schedules utilized to manage and control the Engineering Services Activities.

                  3.2 The report provides advice, instruction, or training on how to install, maintain, and operate weapons, equipments and systems in a high state of readiness.

4.       APPROVAL DATE

                  (YYMMDD)  91/03/28

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  A/MICON

6a.      DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement as delineated in the contract.

                  7.2 This DID shall be used in conjunction with DI-MISC-80748, Engineering Services Memorandum.

                  7.3 This DID supersedes DI-MGMT-80061 and DI-MGMT-80893.

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  A6091

10.      PREPARATION INSTRUCTIONS

                  10.2.17 When an ESM contains repetitive work (e.g., preparation or revision of new drawings or specifications, packaging data sheets, Engineering change Proposals (ECP), etc., a summary of work units, by relative major and minor effort shall be included in the report for such ESMs. The summary shall provide the number of units received and completed during the reporting period, and the cumulative number of units completed to date.

                  10.2.18 When an ESM is completed or cancelled, the Engineering and Technical Services Accomplishment Report shall state that this completes all effort under this ESM.

11.      DISTRIBUTION STATEMENT

         DISTRIBUTION STATEMENT A:
         Approved for public release; distribution is unlimited

DATA ITEM DESCRIPTION

1.       TITLE

                  Performance and Cost Report

2.       IDENTIFICATION NUMBER

                  DI-FNCL-80912

3.       DESCRIPTION/PURPOSE

                  3.1 The Performance and Cost Report provides current status and projected requirements of funds, manhours, and work completion.

                  3.2 The report is used for evaluation of contractor progress.

4.       APPROVAL DATE

                  (YYMMDD)  89/10/06

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  A/MICON

6a.  DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement as delineated in the contract.

                  7.2 This DID supersedes DI-F-1208A.

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  A4845

10.      PREPARATION INSTRUCTIONS

                  10.1 FORMAT. The Performance and Cost Report format shall be contractor selected. Unless effective presentation would be degraded, the initially used format arrangement shall be used for all subsequent submissions.

                  10.2 CONTENT. The Performance and Cost Report shall contain the following:

                  10.2.1 MANHOURS. Total manhours expended by technical categories or program tasks, cumulative total manhours to date, and percentages of total manhours spent to date. State whether or not remaining hours are sufficient to complete the task.

                  10.2.2 FUNDS. Total funds expended, by task, for the month; cumulative total funds spent to date: and percentage of total contract funds spent to date. State whether or not remaining funds are sufficient to complete the task.

                  10.2.3 WORK COMPLETION. Percentage for work completed, by tasks during the month, and cumulative percentage of total contract work completed to date.

                           Monthly requirement that report of Year to Date
                  actuals by, Rate Pool, summarized pools, allowables, unallowables, budgeted, actual, and allowable.

11.      DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A:
Approved for public release; distribution is unlimited

DATA ITEM DESCRIPTION

1.       TITLE

                  Conference Minutes

2.       IDENTIFICATION NUMBER

                  DI-ADMN-81250A

3.       DESCRIPTION/PURPOSE

                  3.1 Conference minutes provide documentation of technical information provided, and decisions and agreements reached at meetings.

4.  APPROVAL DATE

                  (YYMMDD)  93/10/01

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  F/ESC/EN-4

6a.      DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement as delineated in the contract.

                  7.2 This DID supersedes DI-ADMN-B1250.

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  F6969

10.      PREPARATION INSTRUCTIONS

10.1     FORMAT.  Contractor format is acceptable.

10.2     CONTENT. The minutes shall include the following information:

                  a.       A title page containing:

                           (1)     Title - type of meeting and date,
                           (2) Identification of the acquisition (system, equipment, contract number) for which the meeting was held,
                           (3) Space for signatures of the designated representatives of the contractor and acquisition activity,
                           (4) The name of the contractor and address to which the acquisition activity should acknowledge receipt of comments.

                  b.       The purpose and objective of the conference.

                  C.       The conference location.

                  d. A summary of the discussions, decisions, agreements reached, and directions of the conference or individual subcommittees thereof.

                  e. A list of attendees by name, rank, rate, grade or position, activity represented, activity code, and phone numbers as appropriate.

                  f.       Action items resulting from the conference.

11.      DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

DATA ITEM DESCRIPTION

2.       TITLE

                  PHOTOGRAPHIC RECORDS OF EQUIPMENT

1.       IDENTIFICATION NUMBER

                  DI-ADMN-80424(t)

3.       DESCRIPTION/PURPOSE

                  3.1 This data consists of photographic prints or slides which provide a pictorial medium for exchange of technical information between developing Agency and users and becomes a permanent historical and legal record by recording equipment configuration during the course of program development.

4.       APPROVAL DATE

                  (YYMMDD)  87/08/26

5.  OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  N/FAC-DS02

6a.      DTIC APPLICABLE

6b.      GIDIP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.1 This DID contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement as delineated in the contract.

                  7.2 Deliverable data covered by this DID is required as a visual record of equipment acquired under the contract.

                  7.3 This DID supersedes DI-V-24003B.

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  N4197

10.      PREPARATION INSTRUCTIONS

                  10.1 FORMAT AND CONTENT: The photographs shall be standard 8x10 inch prints; or slides shall be in 2x2 inch cardboard frames and shall depict the following:

                  10.1.1 The prints or slides shall depict equipment after the registration number has been affixed to the equipment.

                  10.1.2 Views shall include a front oblique showing front and side view, and a rear oblique showing rear and opposite view.

                  10.1.3 Background of photographs shall be void of unrelated objects.

                  10.1.4 Interior views shall be in sufficient quantity to show arrangement and layout of installed equipment. Unique assembly or disassembly features shall also be shown.

                  10.1.5 Photographic prints or slides shall show excellent detail and shall be color suitable for reproduction.

11.      DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

DATA ITEM DESCRIPTION

1.       TITLE

         Magnetic Tape Cartridges, Video Data and Voice Records

2.       IDENTIFICATION NUMBER

                  DI-MISC-80738(T)

3.       DESCRIPTION/PURPOSE

                  3.1 The Magnetic Tape Cartridges, Video Data and Voice Records provides evidence of tests performed.

                  3.2 The data is used to analyze and evaluate the results of the effort performed.

4.       APPROVAL DATE

                  (YYMMDD)  89/01/17

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  A/AMC-MI

6a.      DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete requirement as delineated in the contract.

                  7.2 This DID supersedes DI-T-1926.

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  A4608

10.      PREPARATION INSTRUCTION

                  10.1 REFERENCE DOCUMENTS. The applicable issue of the documents cited herein, including their approval dates and dates of any applicable amendments, notices and revisions shall be as specified in the contract.

                  10.3 MEDIA. The video records media shall be a magnetic video tape recorder.

                  10.3.1 Verbal comments of test personnel shall be recorded on audio channel.

                  10.4 CONTENT. The Magnetic Tape Cartridges, Video Data and Voice Records shall contain the following:

                  10.4.1 AUXILIARY DATA. Auxiliary data to be inserted on the video shall include the following:

                                                           (Continued on Page 2)

11.      DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A:
Approved for public release; distribution is unlimited.

                                                              DI-MISC-80738(T)

10.4.1.1 Date.

10.4.1.2 Time.

10.4.1.3 Range to target.

10.4.1.4 Run number.

10.4.2 AUXILIARY DATA SHEET. An auxiliary data sheet shall be prepared and shall accompany each video tape cartridge which provides the record of each test run or series of tests with the following data:

10.4.2.1 Date.

10.4.2.2 Time.

10.4.2.3 Run number.
















































Page 2 of 2 Pages

DATA ITEM DESCRIPTION

1.       TITLE

                  Manhour Estimate, Technical Cost Proposals

2.       IDENTIFICATION NUMBER

                  DI-FNCL-81116

3.       DESCRIPTION/PURPOSE

                  3.1 The Manhour Estimate, Technical Cost Proposals describes the contractor's manpower and cost estimate to implement the Statement of Work (SOW) tasking provided via delivery order or task order.

4.       APPROVAL DATE

                  (YYMMDD)  90/12/19

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  ASOB/SEP-A

6a.      DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement as delineated in the contract.

                  7.2 This DID may be used on any contract which is delivery order or task order oriented.

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  A6002

10.      PREPARATION INSTRUCTIONS

                  10.1 FORMAT. The proposal shall be submitted in a contractor devised and Government approved format which conforms to the following:

                  10.1.1 IDENTIFICATION. The proposal shall identify the contractor's name, contract number, title and number of the delivery or task order, security classification of the proposal, name of contract monitor, and the Government office issuing the tasking.

                  10.1.2 PAGE SIZE. The proposal shall be typewritten or printed on 8-1/2x11 inch paper. The pages shall be sequentially numbered and securely hound together. As necessary, graphic material may be one-way foldouts. All attachments shall be identified and referenced in the text. Each section and paragraph shall be numbered.

                  10.1.3 LEGIBILITY. The document shall be legible and reproducible.

                  10.2 CONTENT. The proposal shall provide the detailed information necessary to evaluate the contractor's proposed cost for completing the delivery or task order.

                  10.2.1 RESOURCE BREAKOUT: The proposal shall include a resource breakout that identifies:

                            a.   The contractor's total proposed manhours and
                                 cost.
                            b.   Manhours and cost per month for each
                                 subtask identified in the delivery
                                 or task order. Proposed monthly
                                 subtask manhours shall be broken out
                                 by labor category in support of the
                                 delivery or task order.
continued...               _____________

11.      DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

DATA ITEM DESCRIPTION

1.       TITLE

                  Manhour Estimate, Technical Cost Proposals

2.       IDENTIFICATION NUMBER

                  DI-FNCL-81116

3.       DESCRIPTION/PURPOSE

                  3.1 The Manhour Estimate, Technical Cost Proposals describes the contractor's manpower and cost estimate to implement the Statement of Work (SOW) tasking provided via delivery order or task order.

4.       APPROVAL DATE

                  (YYMMDD)  90/12/19

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  ASOB/SEP-A

6a.  DTIC APPLICABLE

6b.  GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement as delineated in the contract.

                  7.2 This DID may be used on any contract which is delivery order or task order oriented.

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  A6002

10.      PREPARATION INSTRUCTIONS

                  10.2.2 TRAVEL. The proposal shall include a list of the travel requirements. It shall include the total cost for travel and the following data for each trip:

                           a.      Company or Government agency visited

                           b.      Location

                           c.      Number of travellers by labor category

                           d.      Trip duration

                           e.      Cost

11.      DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

DATA ITEM DESCRIPTION

1.       TITLE

         Product Drawings and Associated Lists

2.       IDENTIFICATION NUMBER

                  DI-DPRPR-81000

3.       DESCRIPTION/PURPOSE

                  3.1 Product Drawings and associated lists provide engineering data to support competitive procurement and maintenance for items substantially identical to original items. These drawings represent the highest level of design disclosure.

4.       APPROVAL DATE

                  (YYMMDD)  89/09/11

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  DO

6a.      DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.1 This Data Item Description (DID) contains the format and content preparation instructions for product drawings and associated lists resulting from the task requirement as described by 3.6.3 of MIL-T-31000.

                  7.2 This DID is applicable to the acquisition of military systems, equipments and components. It is intended for acquiring drawings and associated lists primarily at the end of Full Scale Development and during subsequent phases of the DoD material life-cycle.

                  7.3 It is not intended that all the requirements contained herein should be applied to every program. This DID should be tailored to the minimum data requirements of the applicable contract or purchase order.

continued...

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  D4816

10.      PREPARATION INSTRUCTIONS

                  10.1 REFERENCE DOCUMENTS. The applicable issue of the documents cited herein, including their approval dates and the dates of applicable amendments and revisions, shall be as cited in the contract or purchase order.

                  10.2 GENERAL. Product drawings and associated lists shall meet the requirements of MIL-T-31000 and the DD Form 2554-1 incorporated into the contract or purchase order. Product drawings and associated lists shall provide the design disclosure information necessary to enable a manufacturer of similar products at the same or similar state of the art to produce and maintain quality control of item(s) so that the resulting physical and performance characteristics duplicate those of the original design. These drawings shall:

                           a. Reflect the end-product at its current level of design maturity.

                           b. Provide the engineering data for Logistics Support products.

                           c.      Provide the necessary data to permit
                           competitive acquisition of items identical to the original item(s).

                  10.3 FORMAT. Product Drawings and associated lists shall be in either the contractor's format or Government's format as specified on the DD Form 2554-I incorporated into the contract or purchase order.

                  10.4 CONTENT. Product drawings and associated lists shall conform to the requirements of DOD-STD-100. They shall document directly or by reference the following:

                           a. Details of unique processes, i.e., not published or generally available to industry, when essential to design and manufacture.

                                   continued...

11.      DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

DATA ITEM DESCRIPTION

1.       TITLE

                  Product Drawings and Associates Lists

2.       IDENTIFICATION NUMBER

                  DI-DPRPR-81000

3.       DESCRIPTION/PURPOSE

                  3.1 Product Drawings and associated lists provide engineering data to support competitive procurement and maintenance for items substantially identical to original items. These drawings represent the highest level of design disclosure.

4.       APPROVAL DATE

                  (YYMMDD)  89/09/11

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  DO

6a.      DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.4 This DID supersedes DI-E-7031 and DI-CMAN-80779.

                  7.5 This DID is related to DI-DRPR-81001, DI-DRPR-81002, and DI-81003.

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  D4816

10.      PREPARATION INSTRUCTIONS

10.4     CONTENT cont'd

                           b.      Performance ratings

                           c.      Dimensional and tolerance data

                           d. Critical manufacturing processes and assembly sequences

                           e.      Toleranced input and output characteristics

                           f.      Diagrams

                           g.      Mechanical and electrical connections

                           h. Physical characteristics, including form and finish

                           i. Details of material identification, including heat treatment and protective coatings

                           j.      Inspection, lest and evaluation criteria

                           k.      Equipment calibration requirements

                           l.      Quality assurance requirements

                                                  continued...

11.       DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

DATA ITEM DESCRIPTION

1.       TITLE

                  Product Drawings and Lists

2.       IDENTIFICATION NUMBER

                  DI-DPRPR-81000

3.       DESCRIPTION/PURPOSE

                  3.1 Product Drawings and associated lists provide engineering data to support competitive procurement and maintenance for items substantially identical to original items. These drawings represent the highest level of design disclosure.

4.       APPROVAL DATE

                  (YYMMDD)  89/09/11

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  DO

6a.      DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.4 This DID supersedes DI-E-7031 and DI-CMAN-80779.

                  7.5 This DID is related to DI-DRPR-81O01, DI-DRPR-81002, and DI-81003.

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  D4816

10.      PREPARATION INSTRUCTIONS

10.4     CONTENT cont'd

                           m. Hardware marking requirements

                           n. Requirements for reliability, maintainability, environmental conditioning, shock and vibration testing and other operational or functional tests.

                           o. Vendor substantiation data when required by the contract or purchase order.

10.5 ITEM DEFINITION. All parameters required to define each unit, assembly, subassembly, part or material shall be presented on the applicable drawing. This includes data such as:

                           a. All necessary mechanical dimensions to fully define fabrication, acceptance, interface or installation of the item depicted.

                           b. All necessary electrical parameters to fully define fabrication, acceptance, interface or installation of the item depicted.

                           c. All other necessary physical parameters to fully define fabrication. acceptance, interface or installation of the item depicted, i.e., weight, pressure, viscosity, etc.

                           d. All necessary environmental conditions which units, assemblies, subassemblies, parts and materials must meet to perform effectively in the end item, such that the end item will meet its specification requirements.
continued...

11.      DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

DATA ITEM DESCRIPTION

1.       TITLE

                  Product Drawings and Associated Lists

2.       IDENTIFICATION NUMBER

                  DI-DPRPR-81000

3.       DESCRIPTION/PURPOSE

                  3.1 Product Drawings and associated lists provide engineering data to support competitive procurement and maintenance for items substantially identical to original items. These drawings represent the highest level of design disclosure.

4.       APPROVAL DATE

                  (YYMMDD)  89/09/11

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPRI)

                  DO

6a.      DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

7.4      This DID supersedes DI-E-7031 and DI-CMAN-80779.

7.5      This DID is related to DI-DRPR-81001, DI-DRPR-81002, and DI-81003.

8.       APPROVAL LIMITATION

9.       APPLICABLE FORMS

9b.      AMSC NUMBER

                  D4816

10.      PREPARATION INSTRUCTIONS

                  10.6 CAGE CODE AND DOCUMENT NUMBERS. Product Drawings and associated lists will be identified with the contractor's CAGE Code and contractor document numbers or with a Government CAGE Code and document numbers as specified in the DD Form 2554-1 incorporated in the contract or purchase order.

                  10.7 SELECTION OF DRAWINGS. The types and quantity of drawings required will vary according to the complexity of the contract end item. The DD Form 2554-1 incorporated in the contract or purchase order will specify whether the contractor or the Government is responsible for selecting the types and quantities or drawings and lists.

                  10.8 LIMITED RIGHTS-IN-DATA ITEMS. Product Drawings for items which the government does not have unlimited rights in data shall specify the form, fit and function requirements of the item and conform to 200.4 of DOD-STD-100.

11.      DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

DATA ITEM DESCRIPTION

1.       TITLE

                  Safety Assessment Report (SAR)

2.       IDENTIFICATION NUMBER

                  DI-SAFT-80102A

3.       DESCRIPTION/PURPOSE

                  3.1 The Safety Assessment Report is a comprehensive evaluation of the safety risks being assumed prior to test or operation of the system or at contract completion. It identifies all safety features of the system, design, and procedural hazards that may be present in the system being acquired, and specific procedural controls and precautions that should be followed.

4.       APPROVAL DATE

                  (YYMMDD)  93/01/19

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  F/AFMC-SE

6a.      DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.1 This Data Item Description (DID) contains the format and content preparation instructions for that data generated by Task 301, or Task 401, or Task 402 of MIL-STD-882C.

                  7.2 Data items which relate to this DID are DI-SAFT-80100A, System Safety Program Plan; DI-SAFT-80101A, System Safety Hazard Analysis Report; DI-SAFT-80103A, Engineering Change Proposal System Safety Report; DI-SAFT-80104A, Waiver or Deviation System Safety Report; DI-SAFT-80105A, System Safety Program Progress Report; and, DI-SAFT- 80106A, Health Hazard Assessment Report.

                  7.3 This DID supersedes DI-SAFT-80102.

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  F6864

10.      PREPARATION INSTRUCTIONS

                  10.1 SOURCE DOCUMENT. The applicable issue of the documents cited herein, including their approval dates and dates of any applicable amendments and revisions, shall be as reflected in the contract.

                  10.2 CONTENTS. The Safety Assessment Report (SAR) shall include the following information:

                  10.2.1 INTRODUCTION. State, in narrative form, the purpose of the safety assessment report.

                  10.2.2 SYSTEM DESCRIPTION. This section may be developed by referencing other program documentation such as technical manuals, System Program Plan, System Specification, etc., and shall include the following:

                           a. The purpose and intended use of the system

                           b. A brief historical summary of system development

                           c. A brief description of the system and its components. Include name, type, model number, and general physical characteristics of the overall system and its major subsystems and components. Software and its roles shall be included in this description.

                           d. As applicable, a description of any other system(s) which will be tested or operated in combination with this system.

                           e. As applicable, either photos, charts, flow/functional diagrams, sketches, or schematics to support the system description, test, or operation.

continued...

11.      DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

DATA ITEM DESCRIPTION

1.       TITLE

                  Safety Assessment Report (SAR)

2.       IDENTIFICATION NUMBER

                  DI-SAFT-80102A

3.       DESCRIPTION/PURPOSE

                  3.1 The Safety Assessment Report is a comprehensive evaluation of the safety risks being assumed prior to test or operation of the system or at contract completion. It identifies all safety features of the system, design, and procedural hazards that may be present in the system being acquired, and specific procedural controls and precautions that should be followed.

4.       APPROVAL DATE

                  (YYMMDD)  93/01/19

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  F/AFMC-SE

6a.      DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.1 This Data Item Description (DID) contains the format and content preparation instructions for that data generated by Task 301, or Task 401, or Task 402 of MIL-STD-882C.

                  7.2 Data items which relate to this DID are DI-SAFT-80100A, System Safety Program Plan; DI-SAFT-80101A, System Safety Hazard Analysis Report; DI-SAFT-80103A, Engineering Change Proposal System Safety Report; DI-SAFT-80104A, Waiver or Deviation System Safety Report; DI-SAFT-80105A, System Safety Program Progress Report; and, DI-SAFT- 80106A, Health Hazard Assessment Report.

                  7.3 This DID supersedes DI-SAFT-80102.

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  F6864

10.      PREPARATION INSTRUCTIONS

                  10.2.3 SYSTEMS OPERATIONS

                           a. A description or reference of the procedures for operating, testing and maintaining the system. Discuss the safety design features and controls incorporated into the system as they relate to the operating procedures.

                           b. A description of any special safety procedures needed to assure safe operations, test and maintenance, including emergency procedures.

                           c. A description of anticipated operating environments, and any specific skills required for safe operation, test, maintenance, transportation or disposal.

                           d. A description of any special facility requirements or personal equipment to support the system.

                  10.2.4 SYSTEMS SAFETY ENGINEERING. This section shall include:

                           a. A summary or reference of the safety criteria and methodology used to classify and rank hazardous conditions.

                           b. A description of or reference to the analyses and tests performed to identify hazardous conditions inherent in the system.

                                   (1) A list of all hazards by subsystem or major component level that have been identified and considered from the inception of the program in an appendix to this SAR.

continued...

11.      DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

DATA ITEM DESCRIPTION

1.       TITLE

                  Safety Assessment Report (SAR)

2.       IDENTIFICATION NUMBER

                  DI-SAFT-80102A

3.       DESCRIPTION/PURPOSE

                  3.1 The Safety Assessment Report is a comprehensive evaluation of the safety risks being assumed prior to test or operation of the system or at contract completion. It identifies all safety features of the system, design, and procedural hazards that may be present in the system being acquired, and specific procedural controls and precautions that should be followed.

4.       APPROVAL DATE

                  (YYMMDD)  93/01/19

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  F/AFMC-SE

6a.      DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.1 This Data Item Description (DID) contains the format and content preparation instructions for that data generated by Task 301, or Task 401, or Task 402 of MIL-STD-882C.

                  7.2 Data items which relate to this DID are DI-SAFT-80100A, System Safety Program Plan; DI-SAFT-80101A, System Safety Hazard Analysis Report; DI-SAFT-80103A, Engineering Change Proposal System Safety Report; DI-SAFT-80104A, Waiver or Deviation System Safety Report; DI-SAFT-80105A, System Safety Program Progress Report; and, DI-SAFT- 80106A, Health Hazard Assessment Report.

                  7.3 This DID supersedes DI-SAFT-80102.

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  F6864

10.      PREPARATION INSTRUCTIONS

                           (a) A discussion of the hazards and the actions that have been taken to eliminate or control these items.

                           (b) A discussion of the effects of these controls on the probability of occurrence and severity level of the potential mishaps.

                           (c) A discussion of the residual risks that remain after the controls are applied or for which no controls could be applied.

                                   (2) A discussion of or reference to the
                                   results of tests conducted to validate safety criteria requirements and analyses.

                  10.2.5 CONCLUSIONS AND RECOMMENDATIONS. This section shall include:

                           a. A short assessment of the results of the safety program efforts. A list of all significant hazards along with specific safety recommendations or precautions required to ensure the safety of personnel and property. The list of hazards will be categorized as to whether or not they may be expected under normal or abnormal operating conditions.

                           b. For all hazardous materials generated by or used in the system:

                                   (1) Material identification as to type,
                                   quantity, and potential hazards.

                                   (2) Safety precautions and procedures
                                   necessary during use, storage,
                                   transportation, and disposal

                                   (3) A copy of the Material Safety Data Sheet
                                   (OSHA Form 20 or DD Form 1813) as required.
                                   continued...

11.      DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

DATA ITEM DESCRIPTION

1.       TITLE

                  Safety Assessment Report (SAR)

2.       IDENTIFICATION NUMBER

                  DI-SAFT-80102A

3.       DESCRIPTION/PURPOSE

                  3.1 The Safety Assessment Report is a comprehensive evaluation of the safety risks being assumed prior to test or operation of the system or at contract completion. It identifies all safety features of the system, design, and procedural hazards that may be present in the system being acquired, and specific procedural controls and precautions that should be followed.

4.       APPROVAL DATE

                  (YYMMDD)  93/01/19

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  F/AFMC-SE

6a.      DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.1 This Data Item Description (DID) contains the format and content preparation instructions for that data generated by Task 301, or Task 401, or Task 402 of MIL-STD-882C.

                  7.2 Data items which relate to this DID are DI-SAFT-80100A, System Safety Program Plan; DI-SAFT-80101A, System Safety Hazard Analysis Report; DI-SAFT-80103A, Engineering Change Proposal System Safety Report; DI-SAFT-80104A, Waiver or Deviation System Safety Report; DI-SAFT-80105A, System Safety Program Progress Report; and, DI-SAFT- 80106A, Health Hazard Assessment Report.

                  7.3 This DID supersedes DI-SAFT-80102.

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  F6864

10.      PREPARATION INSTRUCTIONS

                           c. A statement that the system does not contain or generate hazardous materials (i.e., explosive, toxic, radioactive, carcinogenic, etc.)

                           d. A statement signed by the contractor system safety manager and the program manager stating that all identified hazards have been eliminated or controlled and that the system is ready to test, operate, or proceed to the next acquisition phase. In addition, include recommendations applicable to the safe interface of this system with the other system(s).

                  10.2.6 REFERENCE. A list of all pertinent references such as test reports, preliminary operating manuals and maintenance manuals.

11.      DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

DATA ITEM DESCRIPTION

1.       TITLE

                  Transportability Report

2.       IDENTIFICATION NUMBER

                  DI-PACK-80880A

                  3.1 This report is required to obtain tactical and strategic mobility data of developmental items (RDT&E); Non-Developmental Items (NDIs); Material Change Management Items (formerly Product Improvement Program (PIP)); rebuys; military-adapted commercial equipment;
                                                           (Continued on Page 2)

4.       APPROVAL DATE

                  (YYMMDD)  93/01/15

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  MT

6a.      DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.1 This Data Item Description (DID) contains the format and content preparation instructions for data resulting from the work task described by 4.4 of MIL-STD-1366C.

                  7.2 This DID is applicable to all developmental items (RDT&E); NDIs; Material Change Management Items (formerly Product Improvement)

                                                           (Continued on Page 2)

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  A6871

10.      PREPARATION INSTRUCTIONS

                  10.1 REFERENCE DOCUMENTS. The applicable issue of the documents cited herein, including their approval dates and dates of any applicable amendments, notices, and revisions, shall be as specified in the contract.

                  10.2 GENERAL. The transportability report shall document (in detail) all information necessary to perform a comprehensive transportability engineering analysis of transportability problem items, and the need for peculiar or special transportation.

                  10.3 FORMAT. Contractor format is acceptable for the report provided all required information cited herein is provided by the contractor.

                  10.4 CONTENT. The report shall include the following:

                  10.4.1 TITLE. TRANSPORTABILITY REPORT.

                                                           (Continued on Page 2)

11.      DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

and commercial equipment, which may impede their efficient transport and deployment. The principal use of the report is to: (a) provide advance data to DID logistics planners. on transportability problem items, (b) effect coordination with DOD single transportation system managers, and (c) identify transportability deficiencies during either the traditional or streamlined acquisition processes.

--------------------------------------------------------------------------------

Block 7, Application/Interrelationship (Continued)

7.2 Program (PIP)); rebuys; military-adapted commercial equipment; and commercial equipment that meet the criteria of a transportability problem item as described by 4.3 of MIL-STD-1366C.

7.3 This DID also applies to subsystems, support equipment, and modifications that add to, delete from, or are required to be transported with a system that has been determined to be a transportability problem item.

7.4 For developmental items, this DID should be applied no later than 120 days prior to the Milestone I decision review, with updated DID'S 120 days prior to Milestone II and III reviews. For NDIs, the DID should be applied no later than 120 days prior to the Milestone I decision review, with updated DID's 60 days prior to awarding a production contract and again at completion of the first article testing (or initial production testing)

7.5 This DID supersedes DI-PACK-80880.

--------------------------------------------------------------------------------

Block 10, Preparation Instructions (Continued)

10.4.2 CONTRACT NUMBER. The assigned contract number and the latest modification number, if applicable.

10.4.3   CONTRACTOR NAME AND LOCATION.

10.4.4   TRANSPORTABILITY REPORT NUMBER AND DATE.

10.4.5   OFFICIAL NOMENCLATURE.

10.4.6   NATIONAL STOCK NUMBER (IF ASSIGNED).

10.4.7   BRIEF DESCRIPTION.
                  a. Intended use.

10.4.8   MODE(S) OF TRANSPORTATION.
                  a. Self-propelled?
                  b. Towed?
                  c. Transported by truck or semitrailer? What is the model number of required transporter(s) (e.g., M818/M172A1, M911/M747, M985)?
                  a. Will item be shipped overseas in volume (unit) movements?
                  b. Is on-deck storage permissible?
                  c. Type(s) of ship(s) (e.g., breakbulk, container, roll-on/roll-off, LASH, SEABEE, waterway barge or boat) required to transport item.

a. Identification of the type(s) of fixed-wing aircraft transport required. (Current Air Force aircraft are C-130, C-141, and C-5.) (Future Air Force aircraft is C-17.) (Current Civil Reserve Air Fleet (CRAF) cargo aircraft are B-707, B-747, DC-8, and DC-10.)

                  b. Identification of the model number(s) of cargo helicopter(s) required. (Current Army utility/cargo helicopters are the UH-1, UH-60, and CH-47.) (Current Marine Corps helicopters are the CH-46 and CH-53.)
                  c. Is internal or external helicopter airlift (or both) required? External airlift includes aerial recovery of damaged and undamaged items of equipment (vehicles or aircraft).
                  d. What are the helicopter mission requirements (time and distance of mission, atmospheric condition requirements - 95 degrees F at 4,000 feet, 59 degrees F at sea level, etc.)?
                  e. Is internal or external airlift (or both) required by tiltrotor aircraft? External airlift includes aerial recovery of damaged and undamaged items of equipment (vehicles or aircraft).

                  a. Length of the container(s) required (e.g., 10, 20, 24, 30, 35, 40, or 45 feet).
                  b. American National Standards Institute/International Organization of Standardization (ANSI/ISO) designation of container(s) required.

10.4.11 SHOCK AND VIBRATION. Description of any fragility, shock, and vibration considerations.

10.4.12 SPECIAL REQUIREMENTS. Identification of any special considerations, including where relevant:

                  a. Temperature limits.
                  b. Pressure limits.
                  c. Power source required during shipment.
                  d. Humidity control.
                  e. Protective service/sensitive/classified.
                  f. Other requirements.

10.4.13 HAZARDOUS MATERIALS. For each item classified as hazardous material, identification of the following are required:

                  a. The class of hazardous material as specified in: Title 49, Code of Federal Regulations (49 CFR), Parts 100- 179, Transportation; AFR 71-4, Preparing Hazardous Materials for Military Air Shipments; International Maritime Organization (IMO), International Maritime Dangerous Good (IMDG) code; or International Civil Aviation Organization (ICAO) Technical Instruction for the Safe Transportation of Dangerous Goods by Air.
                  b. DOT proper shipping name.
                  c. Net explosive weight (DOT class A or B explosives only).
                  d. venting requirements.
                  e. Grounding requirements.
                  f. Any other than above.

10.4.14 REGULATORY REQUIREMENTS. Identification of data to show compliance with regulatory requirements 49 CFR, AFR 71-4, IMO Code, and ICAO Technical Instructions.

10.4.15 SECTIONALIZATION. Can item be sectionalized, folded, or reduced for transport? All data specified in this report that are required for the operational problem item are required for each component(s) or subassembly that exceeds the criteria outlined in 4.3 of MIL-STD-1366C. Also, for all components or subassemblies:

                  a. Time required to disassemble at departure site and reassemble at destination (Time: in work hours and clock hours).
                  b. Special equipment or tools required for sectionalization (e.g., cranes, forklifts, wrecker trucks, pallets, nitrogen, hand tools, calibration equipment, or fixtures).

10.4.16 MANUFACTURER LOCATION. The following information is required, if different from 10.4.3 above:

                  a.Location of manufacturer.
                  b.Location of final assembly.
                  c.Required modes of transport.

10.4.17 SPECIAL MATERIALS HANDLING EQUIPMENT (MHE). Description of any specialized MHE required to support movement (e.g., spreader bars, slings, forklifts, or cargo loaders).

10.4.18 TRANSPORTABILITY TESTS. A copy of test report(s) (or test plan and scheduled date(s) if not completed) shall be made a part of this report, when available.

10.4.20 SHIPPING DATA. A paper copy of shipping data plate that will be secured to the vehicle shall be made a part this report, when available (see MIL-STD-209).

10.4.21 TRANSPORT CONFIGURATION FOR WHEELED VEHICLES. Two sets of data for wheeled vehicles are required: one for the fully operational configuration (includes fuel, lubricants, water, etc.), and one for the shipping (reduced or sectionalized) configuration.

10.4.21.1 DRAWINGS. Identification of top, plan, side, and end view configurations on a DOD-D-1000 or similar engineering drawing(s). Drawings must include all data as shown in Figure 1 (length, width, height, and location of Center of Gravity (CG)) on all three views.

10.4.21.2 WEIGHT. Identification of four weights (operational empty, operational loaded (Maximum Gross Vehicle Weight (MGVW)) shipping empty, and shipping loaded).

10.4.21.3 WEIGHT RATINGS. Identification of the gross vehicle weight rating
(GVWR).

10.4.21.4 LIFTING AND TIEDOWN PROVISIONS. Identification of the number, location and strength (yield and ultimate) of lifting (including aerial recovery) and tiedown provisions for the item and major components removed for transport. Identification of the location of hardpoint lifting provisions provided for aerial recovery. Do the lifting provisions meet criteria of MIL-STD-209 and interface with all standard aerial recovery and sling component? Dimensional location of lifting and tiedown provisions (with respect to the CG) shall be shown in each view in Figure 1.

10.4.21.5 PROJECTIONS. The dimensions and locations of any significant projections (e.g. environmental control units, ladders, antennas, shelters, etc.).

10.4.21.7 AXLE LOADS. The axle loads for each axle for the following:

                  a. Empty vehicle.
                  b. Loaded vehicle.

10.4.21.11 CREST ANGLE. The angle (in degrees) connecting two horizontal surfaces that the vehicle can pass (crest) without interference (see Figure 3).

10.4.21.12 AXLE TRACKING WIDTH. The tracking width of each axle (see Figure 4).

10.4.21.13 VEHICLE TURNING DIAMETER. The vehicle turning diameter for the following:

                  a. Wall-to-wall.
                  b. Curb-to-curb.

10.4.21.14 LOAD CLASSIFICATION NUMBER. The military load classification number (for military bridges, see chapters 2 and 4, and Appendix C of FM 5-36):

                  a. Load classification number - empty weight.
                  b. Load classification number - loaded weight.

10.4.22.1 DRAWINGS. Identification of top, side, and end view configurations on a DOD-D-1000 or similar engineering drawing(s). Drawings must include all data as shown in Figure 5 (length, width, height, and location of CG) on all three views.

10.4.22.2 WEIGHT. Identification of two weights (shipping and combat loaded
(MGVW)).

10.4.22.3 LIFTING AND TIEDOWN PROVISIONS. Identification of the number, location, and strength (yield and ultimate) of lifting and tiedown provisions for the item and major components removed for transport. Dimensional location of lifting and tiedown provisions (with respect to the CG) shall be shown in each view in Figure 5.

10.4.22.4 PROJECTIONS. The dimensions and locations of any significant projections (e.g., antennas, gun tubes, weapon mounts, etc.).

10.4.22.5 TRACK PADS. The area and number of track shoe pads actually in contact with the ground (see Figure 6).

10.4.22.6 GROUND PRESSURE. The ground pressure created by the heaviest pad (pounds per square inch). Identification of the weight supported by each road wheel.

10.4.22.7 LOAD CLASSIFICATION NUMBER. Identification of the military load classification number (for military bridges, see chapters 2 and 4, and Appendix C of FM 5-36):

                  a. Load classification number - shipping weight
                  b. Load classification number - combat-loaded weight

10.4.23.1 DRAWINGS. Identification of top, side, and end view configurations on a DOD-D-1000 or similar engineering drawing(s) Drawings must include all data as shown in Figure 7 (length, width, height, and location of CG) on all three views.

10.4.23.2 WEIGHT. Identification of two weights (shipping and operational (Maximum Gross Weight (MGW))). Operational (MGW) weight includes fuel, lubricants, water, and so forth.

10.4.23.3 LIFTING AND TIEDOWN PROVISIONS. Identification of the number, location, and strength (yield and ultimate) of lifting and tiedown provisions for the item and major components removed for transport. Dimensional location of lifting and tiedown provisions (with respect to the CG) shall be shown in each view in Figure 7.

10.4.23.4 PROJECTIONS. The dimensions and locations of any significant projections (e.g., air conditioner units or other externally mounted items).

10.4.23.5 SKIDS. Information on skids shall include the following:

                  a. Number of skids.
                  b. Dimensions of all skid areas actually in contact with the ground.

10.4.24 TRANSPORT CONFIGURATION FOR ALL OTHER EQUIPMENT. Two sets of data for the equipment (other than wheeled, tracked or skid- mounted equipment) are required: one for the fully operational (unpackaged) configuration and one for the shipping (packaged) configuration.

10.4.24.1 DRAWINGS. Identification of top, side, and end view configurations on a DOD-D-1000 or similar engineering drawing(s). Drawings must include data, as applicable, in figures 1, 5, and 7 (length, width, height, and location of CG (or center of balance) on all three views.

10.4.24.2 WEIGHT. Identification of two weights (shipping (packaged) and operational (MGW) (unpackaged)).

10.4.24.3 LIFTING AND TIEDOWN PROVISIONS. Identification of the number, location, and strength (yield and ultimate) of lifting and tiedown provisions for the item and major components removed for transport. Dimensional location of lifting and tiedown provisions (with respect to the CG or center of balance) shall be shown in each view (see Figures 1, 5, and 7).

10.4.24.4 PROJECTIONS. The dimensions and locations of any significant projections (e.g., air conditioner units or other externally mounted items).

10.4.25 SUBSYSTEMS OR MODIFICATIONS. For subsystems, support equipment, and modifications identified in 7.3 above, this report shall contain all information pertaining to the applicable subsystem and identification of the primary system(s) affected.

10.4.26 IDENTIFICATION. The name, title, organization, and department of individual preparing the report and the date of preparation.

                      FIGURE 1. WHEELED VEHICLE DIMENSIONS
                                [Graphic Omitted]

                FIGURE 2. TIRE FOOTPRINT LOCATIONS AND DIMENSIONS
                                [Graphic Omitted]

                           FIGURE 3. RAMP CREST ANGLE
                                [Graphic Omitted]

                            FIGURE 4. TRACKING WIDTH
                                [Graphic Omitted]

                      FIGURE 5. TRACKED VEHICLE DIMENSIONS
                                [Graphic Omitted]

            FIGURE 6. TRACK SHOE AND PAD DIMENSIONS (FOOTPRINT DATA)
                                [Graphic Omitted]

                     FIGURE 7. SKID MOUNTED ITEM DIMENSIONS
                                [Graphic Omitted]

DATA ITEM DESCRIPTION

1.       TITLE

                  Performance and Cost Report

2.       IDENTIFICATION NUMBER

                  DI-FNCL-80912 (T)

3.       DESCRIPTION/PURPOSE

                  3.1 The Performance and Cost Report provides current status and projected requirements of funds, manhours, and work completion.

                  3.2 The report is used for evaluation of contractor progress.

4.  APPROVAL DATE

                  (YYMMDD)  89/10/06

5.       OFFICE OF PRIMARY RESPONSIBILITY (OPR)

                  A/MICON

6a.      DTIC APPLICABLE

6b.      GIDEP APPLICABLE

7.       APPLICATION/INTERRELATIONSHIP

                  7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement as delineated in the contract.

                  7.2 This DID supersedes DI-F-1208A.

8.       APPROVAL LIMITATION

9a.      APPLICABLE FORMS

9b.      AMSC NUMBER

                  A4845

10.      PREPARATION INSTRUCTIONS

10.1 FORMAT. The Performance and Cost Report format shall be contractor selected. Unless effective presentation would be degraded, the initially used format arrangement shall be used for all subsequent submissions.

10.2 CONTENT. The Performance and Cost Report shall contain the following:

10.2.1 MANHOURS. Total manhours expended by technical categories or program tasks, cumulative total manhours to date, and percentages of total manhours spent to date. State whether or not remaining hours are sufficient to complete the task.

10.2.2 FUNDS. Total funds expended, by task, for the month; cumulative total funds spent to date; and percentage of total contract funds spent to date. State whether or not remaining funds are sufficient to complete the task.

10.2.3 WORK COMPLETION. Percentage of work completed, by tasks during the month, and cumulative percentage of total contract work completed to date.

10.2.4 ESTIMATED VARIANCE. Actual rates on a Year to Date basis compared to budgeted rates, and on overall Contract to Date dollar variance.

11. DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.